                              AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                                WICO CORPORATION

                                      AND

                               NATWEST BANK N.A.



                                October 20, 1995

                      AMENDED AND RESTATED LOAN AGREEMENT


          AGREEMENT, made this 20th day of October 1995, by and between:

          WICO CORPORATION (formerly known as Wico Distribution
Corp.), a Delaware corporation (the "Borrower"); and

          NATWEST BANK N.A., a national banking association (the
"Bank");

                              W I T N E S S E T H

          WHEREAS, the Borrower, certain banks from time to time party thereto (the "Existing Banks") and National Westminster Bank USA (the predecessor in interest of the Bank) as agent (in such capacity, the "Existing Agent") for the Existing Banks entered into a Loan Agreement dated as of June 14, 1989, as amended by an Amendment and Supplement to Loan Agreement dated July 24, 1992, an Amendment and Supplement No. 2 to Loan Agreement dated May 21, 1993, an Amendment and Supplement No. 3 to Loan Agreement dated June 17, 1994 and an Amendment and Supplement No. 4 to Loan Agreement dated December 1, 1994 (as so amended, the "Existing Loan Agreement"), pursuant to which the Existing Banks agreed to make loans and otherwise extend credit to or for the account of the Borrower in an aggregate principal amount of up to $35,500,000 (the "Existing Loans");

          WHEREAS, the Borrower's obligations under the Existing Loan Agreement are secured by, inter alia, a first lien on and security interest in all of the Borrower's personal property, tangible and intangible, and a Pledge of all of the issued and outstanding shares of capital stock of the Borrower's subsidiaries;

          WHEREAS, the Borrower's obligations under the Existing Loan Agreement are guaranteed by certain of the Borrower's subsidiaries and affiliates, which guaranties (other than the Individual Guaranties (hereinafter defined)) are secured by a first lien on and security interest in all of such subsidiaries' and affiliates' personal property, tangible and intangible;

          WHEREAS, the Borrower's obligations under the Existing Loan Agreement are further secured by a pledge by the respective owners thereof, of the issued and outstanding shares of capital stock of the Borrower, Wico Holding Corp., Wico Gaming Supply Corp. and Conquest Industries Inc.;

          WHEREAS, the Borrower desires to obtain additional financing (the "SBCC Loans") from Sanwa Business Credit Corporation ("SBCC") pursuant to a Loan and Security Agreement dated the date hereof (as the same may be amended from time to time, the "SBCC
Loan Agreement") between the Borrower and SBCC;

          WHEREAS, not less than $6,000,000 of the proceeds of the SBCC Loans shall be used to repay the Existing Loans;

          WHEREAS, the Bank is the sole Existing Bank;

          WHEREAS, it is a condition precedent to the obligations of SBCC to make the SBCC Loans that SBCC be granted a first lien on and security interest in certain of the personal property, tangible and intangible, of the Borrower, Wico Holding Corp. and Wico Gaming Supply Corp. and that the Bank subordinate its lien on such personal property of such corporations and release the stock pledged to it (other than the stock of Conquest Industries Inc.);

          WHEREAS, the Borrower desires to amend the Existing Loan Agreement in certain other respects; and

          WHEREAS, the Bank is willing to agree to the foregoing on the terms and conditions hereinafter set forth,

          NOW, THEREFORE, the parties hereto agree as follows:

     Article 1.      Definitions
                     -----------

          As used in this Agreement, the following terms shall have the following meanings:.

          "Accounts Receivable Projections" - the projections prepared by the Borrower of the Borrower's accounts receivable as of the last day of the two months immediately succeeding the Closing Date.

          "Affiliate" - as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i) any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each shareholder, director and officer of the Borrower shall be deemed to be an Affiliate of the Borrower.

          "Amended and Restated Guaranties" - as defined in subsection 2.12(a) hereof.

          "Applicable Margin" - two and one-half percent (2 1/2%).

          "Assignment of Life Insurance" - as defined in subsection 2.13(a)(i)(E) hereof.

          "Bank" - as defined in the preamble hereto.

          "Bank Debt" - as at any date, the aggregate outstanding principal amount of the Note.

          "Bentley J. Blum" - Bentley J. Blum, an individual.

          "Blum Guaranty" - as defined in subsection 2.12(d) hereof.

          "Borrower" - as defined in the preamble hereto.

          "Borrower Copyright Agreement" - as defined in subsection 2.13(a)(i)(D) hereof.

          "Borrower Patent Agreement" - as defined in subsection
2.13(a)(i)(B) hereof.

          "Borrower Security Agreement" - as defined in subsection 2.13(a)(i)(A) hereof.

          "Borrower Security Documents" - as defined in subsection 2.13(a)(iii) hereof.

          "Borrower Security Interest Confirmation" - as defined in subsection 2.13(a)(ii) hereof.

          "Borrower Trademark Agreement" - as defined in subsection 2.13(a)(i)(C) hereof.

          "Business Day" - any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

          "Capitalized Lease" - any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease
Obligations.

          "Capitalized Lease Obligations" - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash" - cash and cash equivalents, as defined in accordance with GAAP consistently applied.

          "Closing Date" - October 20, 1995.

          "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time.

          "Collateral" -  as defined in the respective security
Documents.

          "Compliance Certificate" - a certificate executed by the Chairman of the Board and Vice President of the Borrower to the effect that: (i) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrower as described in such certificate, and (ii) the representa-tions and warranties contained in Article 3 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a material adverse effect on the business, operations or financial conditions of the Borrower.

          "Conquest" - Conquest Industries Inc., a Delaware corporation formerly known as "Conquest Airlines Corp."

          "Conquest Warrant" - the warrant to purchase capital stock of Conquest dated June 17, 1994 issued to the Bank.

          "Controlled Group" - all members of a controlled group of corporations and all trades or businesses (whether or not incorpo-rated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

          "Corporate Guarantor" - as defined in subsection 2.12(b) hereof.

          "Corporate Guaranty(ies)" -  as defined in subsection
2.12(b) hereof.

          "Debt Instrument" - as defined in subsection 8.4(a) hereof.

          "Default" - an event which with notice or lapse of time or both would constitute an Event of Default.

          "Director's Fees" - for any period, all fees, emoluments or similar compensation paid to officers and directors of the Borrower in connection with the performance of their duties with respect to the Borrower.

          "Dollars" and "$" - lawful money of the United States of America.

          "Environmental Laws and Regulations" - all environmental, health and safety laws, regulations, resolutions, and ordinances applicable to the Borrower or any other Loan Party, or any of their respective assets or properties, including, without limitation: (i) all regulations, resolutions, ordinances, decrees, and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, whether issued by environmental regulatory agencies or otherwise, and (ii) all laws, regulations, resolutions, ordinances and decrees relating to Environmental Matters.

          "Environmental Liability" - any liability under any applicable law for any release of a hazardous substance caused by the seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of hazardous wastes or other chemical substances, pollutants or contaminants into the environment, and any liability for the costs of any clean-up or other remedial action including, without limitation, costs arising out of security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body having jurisdiction over the Borrower or any other Loan Party to prevent or minimize any actual or threatened release by the Borrower or any other Loan Party of any hazardous wastes or other chemical substances, pollutants and contaminants into the environment which would endanger the public health or the environ-ment.

          "Environmental Matter(s)" - a release of any toxic or hazardous waste or other chemical substance, pollutant or contam-inant into the environment or the generation, treatment, storage or disposal of any toxic or hazardous wastes or other chemical substances.

          "Environmental Proceeding" - any judgment, action, proceeding or investigation pending before any court or govern-mental authority, bureau or agency, including, without limitations, any environmental regulatory body, with respect to or threatened against or affecting the Borrower or any other Loan Party or relating to the assets or liabilities of any of them, including, without limitations, in respect of any "facility" owned, leased or operated by any of them under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under any state, local or municipal statute, ordinance or regula-tion in respect thereof, in connection with any release of any toxic or hazardous waste or chemical substance, pollutant or contaminant into the environment, or with the generation, storage or disposal of any toxic or hazardous wastes or other chemical substances.

          "ERISA" - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations thereunder.

          "Event of Default" - as defined in Article 8 hereof.

          "Existing Agent" - as defined in the recitals hereto.

          "Existing Banks" - as defined in the recitals hereto.

          "Existing Guaranty(ies)" -  as defined in subsection
2.12(c) hereof.

          "Existing Loan Agreement" - as defined in the recitals hereto.

          "Existing Loans" - as defined in the recitals hereto.

          "Financial Statements" - with respect to the Borrower and its Affiliates: (i) its audited balance sheet as at September 30, 1994 together with the related audited income statement and statement of changes in financial position for the fiscal year then ended, and (ii) its unaudited balance sheet as at June 30, 1995, together with the related unaudited income statement and statement of changes in financial position for the 9-month period then ended.

          "GAAP" - Generally Accepted Accounting Principles.

          "Gaming Supply" - Wico Gaming Supply Corp., a Delaware corporation formerly known as "Wico I Acquisition Co."

          "Gaming Supply Guaranty" -  as defined in subsection
2.12(c) hereof.

          "Gaming Supply Security Agreement" - as defined in subsection 2.13(d)(i) hereof.

          "Gaming Supply Security Documents" - as defined in subsection 2.13(d)(iii) hereof.

          "Gaming Supply Security Interest Confirmation" - as defined in subsection 2.13(d)(ii) hereof.

          "Guarantor(s)" - as defined in subsection 2.12(c) hereof.

          "Guaranty(ies)" - as defined in subsection 2.12(d) hereof.

          "Indebtedness" -  with respect to any Person, all:
(i) liabilities or obligations, direct and contingent, which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease obligations of such Person; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obliga-tions shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

          "Individual Guarantors" -  as defined in subsection
2.12(a) hereof.

          "Individual Guaranty" - as defined in subsection 2.12(a) hereof.

          "Individual Pledge Agreement" - as defined in subsection 2.13(b)(i) hereof.

          "Individual Pledge Confirmation" - as defined in subsection 2.13(b)(ii) hereof.

          "Individual Pledge Documents" - as defined in subsection 2.13(b)(iii) hereof.

          "Individual Pledgors" - Bentley J. Blum, Iris Feldman,
Miriam Katowitz and Paul E. Hannesson and any Person to whom any stock of Conquest owned by such individuals and pledged to the Bank has been transferred.

          "Intercreditor Agreement" - as defined in subsection
4.1(m) hereof.

          "Investment" - by any Person: (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

          (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

          "Investors" - First Securities, Geneva, Switzerland and its associated investors or any other person, firm, corporation or other entity reasonably satisfactory to the Bank.

          "IRS" - Internal Revenue Service.

          "Lien" - any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Loan" - as defined in Section 2.1 hereof.

          "Loan Documents" -  this Agreement, the Note, the
Guaranties, the Guarantor Confirmations, the Security Documents, the Subordination Agreements, the Warrant Exercise Agreement, the
Conquest Warrant and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

          "Loan Party" - the Borrower, any Subsidiary, WHC, any
Subsidiary of WHC, any Guarantor, any Individual Pledgor and any other Person (other than the Bank) which now or hereafter executes and delivers to the Bank any Loan Document.

          "Management Fees" - for any period, all fees, emoluments or similar compensation paid or incurred by any Person to the Shareholders or any of their Affiliates (other than professional fees at customary hourly rates payable to Feldman Radin Feinsod & Co. for services actually rendered) in respect of services rendered in connection with the management or supervision of the management of the Borrower, WHC or the Subsidiary.

          "Management Subordination Agreement" - as defined in subsection 2.14(a) hereof.

          "Management Subordination Confirmation" -as defined in subsection 2.14(b) hereof.

          "Mortgage Assignment" - as defined in subsection 2.13(d) hereof.

          "Note" - as defined in Section 2.2 hereof.

          "Obligations" - collectively, all of the Indebtedness, liabilities and obligations of the Borrower to the Bank, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under the Loan Documents.

          "Operating Income" - for any period, the consolidated net income of any Person before interest, taxes and charges for amortization.

          "Payment Dates" - the first day of each calendar month.
commencing on October 1, 1996.

          "PBGC" - as defined in Section 3.17 hereof.

          "Permitted Liens" - as to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemploy-ment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or U.S. Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers, warehousements, materialments and mechanics' liens, or Liens arising out of judgments or awards against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (iii) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 6.6 hereof; and (iv) survey exceptions, encumbrances, easements or reservations of, or rights of others for rights of way, highways and railroad cross-ings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property which were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in the preceding clause
(iv) do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

          "Person" - an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

          "Plan" - at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either: (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower, or by the Borrower for any other member of such Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

          "Post-Default Rate" - in respect of any amounts payable by the Borrower hereunder not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 4% above the Prime Rate as in effect from time to time plus the Applicable Margin (but in no event less than the interest rate in effect on the due date).

          "Preferred Stock" - the Series A, Series B, Series D and Series E convertible preferred stock of Conquest.

          "Prime Rate" - the interest rate established from time to time by the Bank as its prime rate at the Principal Office. Notwithstanding the foregoing, the Borrower acknowledges the fact that the Bank may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

          "Principal Office" - the principal office of the Bank presently located at 175 Water Street, New York, New York 10038.

          "Purchase Money Security Interest" -  as defined in
Section 7.2(d) hereof.

          "Restructuring Fee" - as defined in Section 2.5 hereof.

          "SBCC" - Sanwa Business Credit Corporation, a Delaware corporation.

          "SBCC Loan Agreement" - as defined in the recitals hereto.

          "SBCC Loans" - as defined in the recitals hereto.

          "Security Documents" - as defined in subsection 2.13(f) hereof.

          "Shareholders" - Bentley J. Blum, Paul E. Hannesson, Iris

Feldman and Miriam Katowitz.

          "Subordination Agreements" - as defined in subsection
2.14(b) hereof.

          "Subsidiary" - with respect to any Person, any corpo-ration, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership or joint venture in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the Borrower.

          "Suncom U.K." - Suncom Technologies Ltd., a company organized under the laws of the United Kingdom.

          "Suncom U.K. Security Agreement" - as defined in subsection 2.13(c)(i) hereof.

          "Suncom U.K. Security Documents" - as defined in subsection 2.13(c)(iii) hereof.

          "Suncom U.K. Security Interest Confirmation" -as defined in subsection 2.13(c)(ii) hereof.

          "Terrace" - Terrace Realty, Inc., a Delaware corporation.

          "Warrant Confirmation" - as defined in Section 2.17.

          "Warrant Exercise Agreement" - the agreement dated June 17, 1994 by and among Bentley J. Blum, Iris Feldman and the Bank providing for shares of common stock of Conquest to be made available by Bentley J. Blum and Iris Feldman, subject to the terms and conditions of such agreement, upon the exercise of the Conquest Warrant.

          "WHC" - Wico Holding Corp., a Delaware corporation, and the owner of all of the issued and outstanding capital stock of the Borrower.

Any accounting terms used in this Agreement which are not specif-ically defined herein shall have the meanings customarily given to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement, except that references in
Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

               Article 2.      Loan; Collateral; Subordinations.
                               ---------------------------------

          Section 2.1     The Loan.
                          --------

          On the Closing Date, without giving effect to the application of the proceeds of the SBCC Loans made on the Closing Date pursuant to subsection 2.4(b) hereof, the aggregate outstand-ing principal amount of the Existing Loans is Eighteen Million Five Hundred Thirty-Five Thousand Eight Hundred Forty-Eight Dollars ($18,535,848.00), consisting of Term Loans and Credit Loans (as each such term is defined in the Existing Loan Agreement) under the Existing Loan Agreement. The Bank's Revolving Credit Commitment (as defined in the Existing Loan Agreement) is hereby terminated and all Existing Loans are hereby converted to a term loan in the principal amount of Eighteen Million Five Hundred Thirty-Five Thousand Eight Hundred Forty-eight Dollars ($18,535,848.00) (the "Loan"), payable in accordance with, and otherwise subject to the terms and conditions of, this Agreement.

          Section 2.2     The Note.
                          ---------

          The Loan shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A annexed hereto (the "Note"), which Note shall be issued in replacement of and as a substitution for the "Notes" of the Borrower issued pursuant to the Existing Loan Agreement. The Note shall be dated the Closing Date, shall be payable to the order of the Bank in a principal amount equal to the outstanding principal amount of the Loan on the Closing Date (without giving effect to the payment required to be made pursuant to Section 2.4(b) hereof), and shall otherwise be duly completed. The Note shall be payable as provided in Section 2.4 hereof. The Bank shall, upon the making and delivery by the Borrower of the Note, mark the Second Substituted Term Note and the Second Substituted Revolving Credit Note "Replaced by Substituted Note" and return them to the Borrower.

          Section 2.3     Interest Rate.
                          -------------

                (a) The Borrower shall pay to the Bank interest on the unpaid principal amount of the Loan for the period commencing on the Closing Date until the Loan shall be paid in full, at the rate per annum equal to the sum of the Prime Rate plus the Applicable Margin.

                (b) Notwithstanding the foregoing, the Borrower shall pay interest on the Loan or any installment thereof, and on any other amount payable by the Borrower hereunder which shall not be paid in full when due (whether at stated maturity, by accelera-tion or otherwise) for the period commencing on the due date thereof until the same is paid in full at the Post-Default Rate.

                (c) Accrued interest on the Loan shall be payable monthly in arrears commencing on the first day of each month of each year commencing on the first such date to occur following the Closing Date and continuing on each such day of each such month thereafter, except that (i) payment of accrued interest at the rate of 1/2% per annum shall be deferred until the due date of the last installment of principal (in accordance with the stated terms hereof, by acceleration, or otherwise) and (ii) interest which is payable at the Post-Default Rate shall be payable on demand of the Bank.

                      Section 2.4     Principal Repayment.
                                      --------------------

                (a) The Borrower shall pay to the Bank the principal of the Loan in 48 consecutive monthly installments commencing on October 1, 1996 and on each Payment Date thereafter
(provided that the last such payment shall be in an amount sufficient to repay in full the principal amount of the Loan), with the amount of the installment paid on each Payment Date to be in the respective amounts set forth below:

                                         Principal Amount of the
Principal Payment                          Loan Payable on each
      Dates                                 such Payment Date
-----------------                        -----------------------
The first date of each month                 $20,833.33
from October 1, 1996 through
and including September 1, 1997

The first date of each month                  41,666.67
from October 1, 1997 through
and including September 1, 1998

The first date of each month                  62,500.00
from October 1, 1998 through
and including September 1, 1999

The first date of each month                  83,333.33
from October 1, 1999 through
and including August 1, 2000
September 1, 2000                           10,244,181.37, or
                                            such lesser amount
                                            as shall equal the
                                            the then outstanding
                                            principal amount of
                                            the Loan

                (b) In addition to the principal payments set forth in subsection 2.4(a) hereof, the Borrower shall pay to the Bank on the Closing Date in payment of the principal of the Loan from the proceeds of the SBCC Loans an amount equal to (i) Six Million Dollars ($6,000,000) plus (ii) the amount, if any, by which the aggregate principal amount of the SBCC Loans made on the Closing Date exceeds Eight Million Dollars ($8,000,000).

          Section 2.5    Restructuring Fee and March Fee.
                         --------------------------------

          (a) The Borrower shall pay to the Bank a restructuring fee (the "Restructuring Fee"), in consideration of the Bank restructuring the Existing Loans, in the sum of $125,000, payable in five (5) installments, each in the amount of $25,000, on the Closing Date and on each September 1 thereafter, commencing on September 1, 1996.

          (b) The Borrower acknowledges that it owes the Bank the sum of $175,000, consisting of the unpaid portion of the New Restructuring Fee provided for in the Existing Loan Agreement that became due and payable on March 15, 1995 (the "March Fee"). The Borrower shall pay the March Fee in sixteen (16) equal consecutive quarterly installments of $10,937.50 each, without interest, on the first day of January, April, July and October of each year, commencing on January 1, 1997.

          Section 2.6    Prepayments.
                         -----------

               (a) The Borrower shall have the right to prepay the Loan from time to time in whole or in part, provided that the Borrower shall give the Bank notice of each such prepayment not less than one (1) Business Day (and not less than 11:00 a.m. New York City time on such day) prior to the proposed date of such prepayment.

               (b) In the event that at any time (i) the stock or assets of Suncom U.K. are included in the borrowing base under the SBCC Loan Agreement or (ii) a third party that is not an Affiliate of the Borrower agrees to lend to the Borrower or Suncom U.K. secured by the stock or assets of Suncom U.K., the Bank shall release its security interest in the stock of Suncom U.K. and its charge on the assets of Suncom U.K. upon receipt from the Borrower of a mandatory prepayment of principal hereunder in the amount of $591,925.

               (c) All prepayments of the Loan shall be made together with payment of all interest accrued on the amount prepaid at any time without premium or penalty, and each prepayment shall be applied to the installments of the Loan in the inverse order of their maturities.

          Section 2.7    Use of Proceeds of the Existing Loans.
                         -------------------------------------

          The Borrower acknowledges that the proceeds of the Existing Loans were used in accordance with the terms of the

Existing Loan Agreement.

          Section 2.8    Time and Method of Payments.
                         ---------------------------

          All payments of principal, interest, the Restructuring Fee, the March Fee and other amounts (including indemnities) payable by the Borrower hereunder shall be paid to the Bank at the Principal Office, in Dollars, in immediately available funds, not later than 11:00 a.m., New York City time, on the date on which such payment shall become due (and the Bank may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with the Bank). Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on and interest shall continue to accrue and be payable thereon until the next succeeding Business Day. If any payment of principal or interest becomes due on day other than a Business Day, such payment maybe made on the next succeeding Business Day and such extension shall be included in computing interest in connec-tion with such payment. All payments hereunder and under the Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Note (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of the Bank payable by the Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Note).

          Section 2.9    Computations.
                         ------------

               Interest on the Loan shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

          Section 2.10   Minimum Amount of Prepayments.
                         -----------------------------

               Each optional prepayment of principal of the Loan hereunder shall be in an amount not less than $1,000 and shall be in an integral multiple of $1,000.

          Section 2.11   Lending Offices.
                         ---------------

               The Loan shall be made and maintained at the Bank's Principal Office.

          Section 2.12   Guaranties.
                         ----------

               (a) The due payment and performance of $2,000,000 of the Obligations has heretofore been severally guaranteed to the Bank by Bentley J. Blum and Stephen R. Feldman (each an "Individual Guarantor" and collectively, the "Individual Guarantors") in the amount of $1,000,000 by each of them pursuant to the terms of an amended and restated guaranty dated May 21, 1993 (each an "Amended and Restated Guaranty" and collectively, the "Amended and Restated Guaranties") in favor of the Existing Agent.

               (b) The due payment and performance of all of the Obligations has heretofore been guaranteed to the Bank by Suncom U.K. (the "Corporate Guarantor") pursuant to the terms of a guaranty dated November 30, 1993 (the "Corporate Guaranty") in favor of the Existing Agent.

               (c) The due payment and performance of all of the Obligations has heretofore been guaranteed to the Bank by Gaming Supply (Gaming Supply, together with the Individual Guarantors and the Corporate Guarantor, the "Guarantors") pursuant to the terms of a guaranty dated June 17, 1994 (the "Gaming Supply Guaranty"; and together with the Amended and Restated Guaranties and the Corporate Guaranty, individually, an "Existing Guaranty" and collectively, the "Existing Guaranties") in favor of the Existing Agent.

               (d) Simultaneously with the execution and delivery of this Agreement, (i) Bentley J. Blum shall execute and deliver to the Bank a second amended and restated guaranty (the "Blum Guaranty"; and together with the Existing Guaranties, individually, a "Guaranty" and collectively, the "Guaranties"), pursuant to which Bentley J. Blum shall confirm, amend and restate his obligations under his Existing Guaranty and increase the maximum principal amount of the Obligations for which Bentley J. Blum shall be liable from $1,000,000 to $3,000,000, and (ii) each other Guarantor shall confirm such Guarantor's obligations under such Guarantor's Guaranty and confirm that the Indebtedness, liabilities and obligations guaranteed by such Guarantor under such Guaranty shall include the Obligations of Borrower to the Bank as amended and restated by this Agreement, by the execution and delivery of confirmations and amendments in form and substance satisfactory to the Bank (the "Guarantor Confirmations"). Each Guarantor shall execute and deliver, or cause to be executed and delivered, to the Bank such other agreements, documents and instruments as the Bank may reasonably require in order to effect the purposes of the Guarantors and this Section 2.12.

          Section 2.13   Security.
                         --------

               (a)(i) The Borrower has heretofore:

                    (A) Granted to the Existing Agent a first Lien on all of the Borrower's personal property and assets, tangible and intangible, by the execution and delivery to the Existing Agent of a Borrower Security Agreement dated June 14, 1989 (the "Borrower Security Agreement");

                     (B) Granted to the Existing Agent a first Lien on, and pledged to the Existing Agent, all of its patents by the execution and delivery to the Existing Agent a Mortgage and Assignment of Security Interest in Letters Patent dated June 14,
1989 (the "Borrower Patent Agreement");

                     (C) Granted to the Existing Agent a first Lien on, and pledged to the Existing Agent, all trademarks held by the Borrower by the execution and delivery to the Existing Agent of a Trademark Security Agreement dated June 14, 1989 (the "Borrower Trademark Agreement");

                     (D) Granted to the Existing Agent a first Lien on, and pledged to the Existing Agent, all copyrights held by the Borrower by the execution and delivery to the Existing Agent a Copyright Security Agreement dated June 14, 1989 (the "Borrower Copyright Security Agreement"); and

                     (E) Granted to the Existing Agent a Lien on, and assigned to the Existing Agent, all of its right, title and interest in, to and under the insurance policies on the life of Edward Sokolofski, by the execution and delivery to the Existing Agent, a collateral assignment of life insurance. Simultaneously with the execution and delivery of this Agreement, the Bank shall release the collateral assignment of the insurance policies on the life of Edward Sokolofski, and the Borrower shall, within sixty
(60) days following the date hereof, grant to the Bank a Lien on, and assign to the Bank, insurance policies in an aggregate amount not less than $2,000,000 on the life of Steffen I. Magnell, by the execution and delivery to the Bank of a collateral assignment of life insurance (the "Assignment of Life Insurance"), such policies and collateral assignment to be in form and substance satisfactory to the Bank.

                   (ii) Simultaneously with the execution and delivery of this Agreement, the Borrower shall acknowledge and confirm to the Bank that the term "Obligations" as used and defined in the Borrower Security Agreement, the Borrower Patent Agreement, the Borrower Trademark Agreement, the Borrower Copyright Agreement and the Assignment of Life Insurance (or any other term used therein to describe the Indebtedness, liabilities and obligations secured thereby) includes, without limitation, in each case, the Obligations of the Borrower to the Bank as amended and restated by this Agreement, and that the collateral covered thereby is subject to no other Lien, except the Liens described in Section 7.2 hereof, by the execution and delivery to the Bank of a security interest confirmation in form and substance satisfactory to the Bank (the

"Borrower Security Interest Confirmation"). The Borrower shall execute and deliver, or cause to be executed and delivered, to the Bank such other agreements, documents and instruments as the Bank may reasonably require in order to effect the purposes of the Borrower Security Agreement, the Borrower Patent Agreement, the Borrower Trademark Agreement, the Borrower Copyright Agreement and the Assignment of Life Insurance and this subsection 2.13(a)(ii).

                  (iii) The Borrower Security Agreement, the
Borrower Patent Agreement, the Borrower Trademark Agreement, the Borrower Copyright Agreement, the Assignment of Life Insurance, the Borrower Security Interest Confirmation and such other agreements, documents and instruments are sometimes hereinafter referred to as the "Borrower Security Documents".

                (b)(i) The Individual Pledgors have heretofore granted to the Existing Agent a first Lien on, and pledged to the Existing Agent all of the issued and outstanding capital stock of Conquest owned by the Individual Pledgors, excluding the Preferred Stock and any common stock issued on conversion thereof and the common stock issued upon exercise of the warrants held by First Securities (Firsec S.A.), Arthur Radin, Iris Feldman and the Blum Family Trust, by the execution and delivery to the Existing Agent of a pledge agreement dated May 21, 1993 (as amended, the "Individ-ual Pledge Agreement").

                  (ii)   Simultaneously with the execution and
delivery of this Agreement, the Individual Pledgors shall acknowl-edge and confirm to the Bank that the term "Obligations" as used and defined in the Individual Pledge Agreement (or any other term used therein to describe the Indebtedness, liabilities and obligations secured thereby) includes, without limitation, the Obligations of the Borrower to the Bank as amended and restated by this Agreement, by the execution and delivery to the Bank of a pledge agreement confirmation in form and substance satisfactory to the Bank (the "Individual Pledge Confirmation"). Each Individual Pledgor shall execute and deliver, or cause to be executed and delivered, to the Bank such other agreements, documents and instruments as the Bank may reasonably require in order to effect the purposes of the Individual Pledge Agreement and this subsection 2.13(b)(ii).

                  (iii) The Individual Pledge Agreement, the
Individual Pledge Confirmation and such other agreements, documents and instruments are sometimes hereinafter referred to as the "Individual Pledge Documents".

                (c)(i) Suncom U.K. has heretofore granted to the Existing Agent a first Lien on all of Suncom U.K.'s real and personal properties and assets, by the execution and delivery to the Existing Agent a mortgage debenture dated November 30, 1993, 1993 (the "Suncom U.K. Security Agreement").

                 (ii)  Simultaneously with the execution and
delivery of this Agreement, Suncom U.K. shall acknowledge and confirm to the Bank that the Indebtedness, liabilities and obligations secured by the Suncom U.K. Security Agreement includes, without limitation, the Obligations of the Borrower to the Bank as amended and restated by this Agreement, and that the collateral covered thereby is subject to no other Lien, except the Liens described in Section 7.2 hereof, by the execution and delivery to the Bank of a security interest confirmation in form and substance satisfactory to the Bank (the "Suncom U.K. Security Interest Confirmation"). Suncom U.K. shall execute and deliver, or cause to be executed and delivered, to the Bank such other agreements, documents and instruments as the Bank may reasonably require in order to effect the purposes of the Suncom U.K. Security Agreement and this subsection 2.13(c)(ii).

                 (iii) The Suncom U.K. Security Agreement, the
Suncom U.K. Security Interest Confirmation and such other agree-ment, documents and instruments are sometimes hereinafter referred to as the "Suncom U.K. Security Documents".

               (d)(i) Gaming Supply has heretofore granted to the Existing Agent a first lien on all of Gaming Supply's personal property and assets, by the execution and delivery to the Existing Agent a security agreement dated June 17, 1994 (the "Gaming Supply Security Agreement").

                 (ii) Simultaneously with the execution and delivery of this Agreement, Gaming Supply shall acknowledge and confirm to the Bank that the term "Obligations" as used and defined in the Gaming Supply Security Agreement (or any other term used therein to describe the Indebtedness, liabilities and obligations secured thereby) includes, without limitation, the Obligations of the Borrower to the Bank as amended and restated by this Agreement, and that the collateral covered thereby is subject to no other Lien, except the Liens described in Section 7.2 hereof, by the execution and delivery to the Bank of a security interest confirma-tion in form and substance satisfactory to the Bank (the "Gaming Supply Security Interest Confirmation"). Gaming Supply shall execute and deliver, or cause to be executed and delivered, to the Bank such other agreements, documents and instruments as the Bank may reasonably require in order to effect the purposes of the Gaming Supply Security Agreement and this subsection 2.13(d)(ii).

                 (iii) The Gaming Supply Security Agreement, the
Gaming Supply Security Interest Confirmation and such other agreements, documents and instruments are sometimes hereinafter referred to as the "Gaming Supply Security Documents".

               (e) In order to secure the due payment and performance by the Borrower of the Obligations, Terrace shall, simultaneously with the execution and delivery of this Agreement, assign to the Bank a mortgage in the outstanding principal amount of $2,790,076 covering real property in New Castle County, Delaware, pursuant to an assignment of mortgage in form and substance satisfactory to the Bank the ("Mortgage Assignment"), and shall, simultaneously with the execution and delivery of this Agreement, execute and deliver, or cause to be executed and delivered, such other agreements, certificates, documents and instruments as the Bank may reasonably require in connection therewith.

               (f) The Borrower Security Documents, the Individual Pledge Documents, the Suncom U.K. Security Documents, the Gaming Supply Security Documents, the Mortgage Assignment and the other agreements, documents and instruments referred to in subsections 2.13(a), (b), (c), (d) and (e) are sometimes hereinafter referred to as the "Security Documents".

               (g) Upon the fulfillment to the satisfaction of the Bank of the conditions precedent contained in Article 4 hereof, the Bank shall release to the Borrower or its designee the capital stock of the Borrower, WHC and any Subsidiary of WHC held by the Bank prior to the Closing Date.

         Section 2.14   Subordination.
                        -------------

               (a) The Borrower and the Shareholders have heretofore subordinated the payments permitted to be made by the Borrower to the Shareholders and their Affiliates, as set forth in subsection 7.13(a) hereof, by the execution and delivery to the Existing Agent of a Management Subordination Agreement dated June 14, 1989 (the "Management Subordination Agreement").

               (b) Simultaneously with the execution and delivery of this Agreement, the Borrower and the Shareholders shall acknowledge and confirm to the Bank that the term "Senior Debt" as used and defined in the Management Subordination Agreement includes, without limitation, the Obligations of the Borrower to the Bank as amended and restated by this Agreement, by the execution and delivery to the Bank of a Management Subordination Confirmation satisfactory in form and substance to the Bank (the "Management Subordination Confirmation"; the Management Subordina-tion Agreement and the Management Subordination Confirmation are hereinafter referred to together as, the "Subordination Agree-ments").

         Section 2.15   Additional Costs.
                        ----------------

               In the event that any existing or future law or regulation or guideline or interpretation thereof by any court or administrative or governmental authority Charged with the adminis-tration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against the Loan, and the result of any event referred to above is to impose upon the Bank or increase any capital requirement applicable as a result of the making or maintenance of, the Loan or the obligation of the Borrower hereunder with respect to the Loan (which imposition of capital requirements may be determined by the Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by the Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall immediately pay to the Bank from time to time as specified by the Bank additional commitment fees which shall be sufficient to compensate the Bank for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate the Bank as a result of an imposition of or increase in capital requirements submitted by the Bank to the Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof.

          Section 2.16   Set-Off.
                         -------

               The Borrower hereby agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on the Loan, or any fee payable to it, which is not paid when due (regardless of whether or such balances are then due to the Borrower), in which case it shall promptly notify the Borrower provided that its failure to give such notice shall not affect the validity thereof.

          Section 2.17   Conquest Warrant.
                         ----------------

               Conquest has previously delivered to the Bank the Conquest Warrant, which as of the Closing Date grants to the Bank the right to purchase 400,000 shares of common stock, .001 par value, of Conquest, for an exercise price of $.01 per share without giving effect to the antidilution provisions of the Conquest Warrant. Simultaneously with the execution and delivery of this Agreement, the Borrower shall cause Conquest to confirm to the Bank that the Conquest Warrant remains in full force and effect by the execution and delivery to the Bank of a confirmation in form and substance satisfactory to the Bank (the "Warrant Confirmation").

                 Article 3.     Representations and Warranties.
                                ------------------------------

               The Borrower hereby represents and warrants to the Bank that:

          Section 3.1    Organization.
                         -------------

               (a) Each of the Borrower and its Subsidiary and each other Loan party is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Exhibit B annexed hereto accurately and completely lists, as to each of the Borrower and the Subsidiary and each other Loan party: (i) the state of incorporation or organization of each such entity, and the type of legal entity which each of them is, (ii) as to each of them which is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and the owners of such outstanding shares of capital stock, (iii) as to each of them which is a legal entity other than a corporation (but not a natural person), the type and amount of equity interests authorized and outstanding of each such entity, and the owners of such equity interests, (iv) and the business in which each of such entities is engaged. All of the foregoing shares or other equity interests which are issued and outstanding have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to on Exhibit B, free and clear of any Lien except as otherwise provided for herein. Except as set forth on Exhibit B, there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of the Borrower or any Subsidiary or any other Loan Party nor are there outstanding any securities which are convertible into or exchangeable for any shares of capital stock or other equity interests of the Borrower or any Subsidiary or any other Loan party. Except as set forth on Exhibit B, neither the Borrower nor any Subsidiary nor any other Loan Party has any Subsidiary.

               (b) Each of the Borrower and its Subsidiaries and each other Loan party is in good standing in its state of organi-zation and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Exhibit B hereto in which the character of the properties owned or proposed to be owned by the Borrower or its Subsidiaries or any other Loan Party or in which the transaction of the business of the Borrower or its Subsidiaries or any other Loan party as now conducted or as proposed to be conducted requires or will require the Borrower or its Subsidiaries or any other Loan party to qualify to do business and as to which failure so to qualify could have a material adverse effect on the business, operations, financial condition or properties of the Borrower or any Subsidiary or any other Loan party.

               (c) Wico Nevada, Inc., a Delaware corporation, was merged into the Borrower, with the Borrower being the surviving corporation.

               (d) Exhibit B accurately and completely lists, as of the Closing Date, the classes and number of authorized shares of capital stock of Conquest and the number of shares of each such class outstanding as of the Closing Date. All of such outstanding shares have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Exhibit B, there are not outstanding any warrants, options, contracts or commitments of any kind entitling any person to purchase or otherwise acquire any shares of capital stock or other equity interests of Conquest, nor are there outstanding any securities which are convertible into or exchangeable for any shares of capital stock or other equity interests of Conquest. Exhibit B accurately and completely sets forth all changes to the capital structure of Conquest (including, without limitation, stock splits, reverse stock splits, redemptions of shares and issuances of shares) since June 17, 1994.

                   Section 3.2    Power, Authority, Consents.
                                  --------------------------

               (i) The Borrower and each other Loan party has the power to execute, deliver and perform the Loan Documents to be executed by it, (ii) the Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement, and (iii) the Borrower and each Loan Party has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by
it.   No consent or approval of any Person (including, without
limitation, any stockholder of any corporate Loan Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certifi-cate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity, enforcement or priority, of the Loan Documents or any Lien created and granted thereunder, except as set forth on Exhibit C annexed hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Exhibit C as waived by the Bank.

               Section 3.3    No Violation of Law or Agreements.
                              ---------------------------------

               The execution and delivery by the Borrower and each other Loan Party of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not, except as set forth on Exhibit C annexed hereto, conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or any other corporate

Loan Party or partnership agreement or other organizational document or instrument of any Loan Party which is not a corporation or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any other Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents.

          Section 3.4    Due Execution, Validity, Enforceability.
                         ---------------------------------------

               This Agreement and each other Loan Document to which any Loan Party is a party has been duly executed and delivered by the Loan Party which is a party thereto and each constitutes the valid and legally binding obligation of the Borrower or such Loan Party which is a party thereto, enforceable in accordance with its terms.

          Section 3.5    Properties, Priority of Liens.
                         -----------------------------

               All of the properties and assets owned by the Borrower and the Subsidiary and each other Loan Party which is executing a Security Document are owned by each of them, respec-tively, free and clear of any Lien of any nature whatsoever, except for the Liens permitted by Section 7.2 hereof. The Liens which have been created and granted by the Security Documents constitute valid perfected Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 hereof.

          Section 3.6    Judgments, Actions, Proceedings.
                         -------------------------------

               Except as set forth on Exhibit D annexed hereto, there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of the Borrower's knowl-edge, threatened against or affecting the Borrower or any Subsid-iary or any other Loan Party, involving, in the case of any court proceeding, a claim in excess of Twenty Five Thousand Dollars ($25,000), nor, to the best of the Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding which is probable of assertion, nor are there any such actions or proceedings in which the Borrower or any Subsidiary or any other Loan Party is a plaintiff or complainant.

          Section 3.7    No Defaults, Compliance With Laws.
                         ---------------------------------

               Neither the Borrower nor any Subsidiary nor any other Loan Party is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a material adverse effect on the business, operations, financial condition or properties of the Borrower or any Subsidiary or any other Loan Party or on the ability of the Borrower or any other Loan Party to perform its obligations under the Loan Documents to which it is a party. The Borrower and its Subsidiaries have complied and are in compliance in all material respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable Environmental Laws and Regulations, non-compliance with which could have a material adverse effect on the business, operations, financial condition or properties of the Borrower or its Subsidiaries or any Loan Party or on the ability of the Borrower or the Subsidiary or any Loan Party to perform its obligations under the Loan Documents to which it is a party.

          Section 3.8    Burdensome Documents.
                          --------------------

              Neither the Borrower nor any other Loan Party is a party to or bound by, nor are any of the properties or assets owned by the Borrower or any other Loan Party used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Matter, which materially and adversely affects its business, assets or condition, financial or otherwise.

          Section 3.9    Financial Statements; Accounts
                         Receivable Projections.
                         ------------------------------

              (a) Each of the Financial Statements is correct and complete and presents fairly the consolidated financial position of the Borrower and its Subsidiaries, and each other entity to which it relates, as at its date, and has been prepared in accordance with GAAP, except with respect to those financial statements which are unaudited and which are subject to: normal year end audit adjustments; and the absence of footnotes and disclosures otherwise required pursuant to GAAP. Neither the Borrower nor its Subsidiar-ies, nor any other entity to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environ-mental Liability), which is not reflected or referred to in the Financial Statements. The Borrower's fiscal year is the twelve-month period ending on September 30 in each year.

               (b) The Accounts Receivable Projections have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof the Borrower's good faith projec-tions, after reasonable analysis, of the accounts receivable of the Borrower and its Subsidiaries, including a projected aged accounts receivable trial balance, as of the last day of the two months immediately succeeding the Closing Date.

          Section 3.10  Tax Returns.
                        -----------

              Each of the Borrower, its Subsidiaries and the other Loan Parties has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of the Borrower, its Subsidiaries or any other Loan Party due or to become due for any tax year ended on or prior to the date of the most recent balance sheet included in the Financial Statements relating to such entity, whether incurred in respect of or measured by the income of such entity, which are not properly reflected in such balance sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of the Borrower, proposed or threatened against any of the Borrower, its Subsidiaries or any Loan Party for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

          Section 3.11  Intangible Assets.
                        -----------------

              Each of the Borrower and its Subsidiaries possesses all necessary patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing of others, and each of such patents, trademarks, service marks, tradenames, copyrights and rights with respect thereto, together with any pending applications therefor, are listed on Exhibit E annexed hereto.

          Section 3.12  Regulation U.
                        -------------

              No part of the proceeds received by the Borrower or its Subsidiaries from the Loan will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness which was incurred for the purposes of purchasing or carrying, any margin stock as such terms is defined in SEC. SEC. 221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

          Section 3.13  Name Changes, Mergers, Acquisitions;
                        Location of Collateral.
                        ----------------------

              (a) Except as set forth on Exhibit F annexed hereto, neither the Borrower nor any Subsidiary nor any other Loan Party which has granted Liens on its assets (other than shares of stock) pursuant to any Security Document has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

              (b) No Collateral constituting personal property having an aggregate fair market value in excess of $50,000 covered by the Security Documents has, at any time during the four-month period immediately preceding the date hereof, been located anywhere other than at its location on the date hereof, except as set forth on Exhibit F annexed hereto.

          Section 3.14  Licenses and Approvals.
                        ----------------------

              The Borrower, its Subsidiaries and each other Loan Party has all necessary licenses, permits and governmental authorizations, including, without limitation, licenses, permits and authorizations relating to Environmental Matters, to own and operate its properties and to carry on its business as now conducted.

          Section 3.15  Labor Disputes.
                        ---------

              There are no actions or proceedings pending or, to the best of the knowledge of the Borrower, threatened against the Borrower or its Subsidiaries, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

          Section 3.16  Condition of Assets.
                        -------------------

              All of the assets and properties of the Borrower and the Subsidiary, which are reasonably necessary for the operation of its business, are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

          Section 3.17  ERISA.
                  -----------

              (a) The Borrower does not have and has never had, any Plan in connection with which there could arise a direct or contingent liability of the Borrower to the Pension Benefit Guaranty Corporation ("PBGC"), the Department of Labor or the Internal Revenue Service ("IRS"). The Borrower is not a partic-ipating employer in: (i) any Plan under which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA, or (ii) a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

              (b) All references to the Borrower in this Section
3.17 or in any other Section of this Agreement relating to ERISA, shall be deemed to refer to the Borrower and all other entities which are, together with the Borrower, part of a Controlled Group.

    Article 4.     The Closing.
                   -----------

          Section 4.1   Conditions to Effectiveness of Agreement.
                        ----------------------------------------

              The effectiveness of this Agreement shall be subject to the fulfillment (to the satisfaction of the Bank) of the following conditions precedent:

              (a) The Borrower shall have executed and delivered to the Bank the Note.

              (b) The Borrower shall have: (i) executed and delivered to the Bank the Borrower Security Documents and (ii) otherwise duly complied with all of the terms and conditions of the Borrower Security Documents.

              (c) Bentley J. Blum shall have executed and delivered the Blum Guaranty and each other Guarantor shall have executed and delivered to the Bank a Guarantor Confirmation and each Guarantor otherwise shall have duly complied with all of the terms and conditions of the Guaranty to which it is a party.

              (d) The Individual Pledgors shall have: (i) executed and delivered to the Bank the Individual Pledge Confirma-tion and (ii) otherwise duly complied with all of the terms and conditions of the Individual Pledge Documents.

              (e) Suncom U.K. shall have: (i) executed and delivered to the Bank the Suncom U.K. Security Interest Confirma-tion and (ii) otherwise duly complied with all of the terms and conditions of the Suncom U.K. Security Documents.

              (f) Gaming Supply shall have: (i) executed and delivered to the Bank the Gaming Supply Security Interest Confirma-tion and (ii) otherwise duly complied with all of the terms and conditions of the Gaming Supply Security Documents.

              (g) Conquest shall have executed and delivered to the Bank the Warrant Confirmation.

              (h) Terrace shall have executed and delivered to the Bank the Mortgage Assignment and caused to be executed and delivered such other agreements, certificates, documents and instruments in connection therewith, in form and substance satisfactory to the Bank, as the Bank may reasonably request, including the following: (A) a mortgagee title policy naming the Bank as assured in an amount equal to the outstanding principal amount of the mortgage covered by the Mortgage Assignment, with a negative amortization endorsement, (B) estoppel certificates from each of the mortgagor and the ground lessee, (C) a letter from Bank of Delaware, as first mortgagee, stating that the first mortgage held by it is not in default and reflecting the outstanding amount thereof, and (D) evidence of termination of the assignment of the mortgage in favor of Barclays Bank.

                (i) The Borrower and the Shareholders shall have executed and delivered to the Bank the Management Subordination
Confirmation and shall otherwise have duly complied with all of the terms and conditions thereof.

                (j) Kronish, Lieb, Weiner & Hellman LLP, counsel to the Borrower, Gaming Supply, WHC and the Individual Pledgors shall have delivered their opinion, to, and in form and substance satisfactory to, the Bank, with such reliance on such opinions of special counsel in jurisdictions other than New York as shall be attached thereto as are satisfactory in form and substance to the Bank and on which Kronish, Lieb, Weiner & Hellman LLP shall state that they and the Bank are, in their opinion, justified in relying.

                (k) Each of the Individual Guarantors shall have delivered to the Bank financial statements, on the standard form of individual financial statement prepared by the Bank, as of the Closing Date.

                (l) The Bank shall have received copies of the following:

                     (i) The Financial Statements and the Accounts Receivable Projections;

                     (ii) All of the consents, approvals and waivers referred to on Exhibit C annexed hereto, except only those which, as stated on Exhibit C, shall not be delivered;

                   (iii) The certificates of incorporation of the Borrower and the other Loan Parties that are corporations, certified by the Secretary of State of their respective states of incorporation;

                     (iv) The by-laws of the Borrower and the other Loan Parties that are corporations, certified by their respective secretaries;

                     (v) All corporate action taken by the Borrower and the other Loan Parties to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party pursuant hereto or in connection herewith;

                    (vi) Good standing certificates with respect to each of the Borrower and the other Loan Parties that are corpora-tions from the Secretary of State of their respective states of incorporation and qualification;

                    (vii) An incumbency certificate (with specimen signatures) with respect to the Borrower and the other Loan Parties that are corporations; and

                  (viii) True, correct and complete copies of the SBCC Loan Agreement and all agreements, documents and instruments executed and delivered in connection therewith, certified by the secretary of the Borrower.

                (m) The Bank and SBCC shall have entered into an intercreditor agreement in form and substance satisfactory to the Bank (the "Intercreditor Agreement");

                (n) (i) The Borrower shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                    (ii) There shall exist no Default or Event of Default hereunder; and

                    (iii) The representations and warranties contained in Article 3 hereof shall be true and correct on the date hereof;

and the Bank shall have received a Compliance Certificate dated the Closing Date certifying, inter alia, that the conditions set forth in this subsection 4.1(n) are satisfied on such date.

                (o) All legal matters incident to the execution and delivery of this Agreement shall be satisfactory to special counsel to the Bank.

    Article 5.     Delivery of Financial Reports,
                   Documents and other Information.
                   -------------------------------

                After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement, so long as the Borrower is indebted to the Bank and until payment in full of the Note and full and complete performance of all of its other obligations arising hereunder, the Borrower shall deliver to the Bank:

          Section 5.1    Annual Financial Statements.
                         ---------------------------

                Annually, as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC as at such last day of the fiscal year, and consolidated and consolidat-ing statements of income and retained earnings and changes in financial position, for such fiscal year, each prepared in accordance with generally accepted accounting principles consis-tently applied, in reasonable detail, and, as to the consolidated statements, certified without qualification by BDO Seidman or another firm of independent certified public accountants satisfac-tory to the Bank, or certified, as to the consolidating statements, by the chief financial officer of the Borrower, as fairly present-ing the financial position and the results of operations of the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC as at and for the year ending on its date and as having been prepared in accordance with GAAP.

          Section 5.2    Quarterly Financial Statements.
                         ------------------------------

                As soon as available, but in any event within forty-five (45) days after the end of the Borrower's first three fiscal quarterly periods, a consolidated and consolidating balance sheet of the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC as of the last day of such quarter and consolidated and consolidating statements of retained earnings and changes in financial position, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the president or chief financial officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC as at its date and for such quarter and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments and the absence of footnote requirements under
GAAP).

          Section 5.3    Monthly Financial Statements.
                         ----------------------------

                As soon as available, but in any event within thirty
(30) days after the end of each calendar month, a consolidated and consolidating balance sheet of the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC as of the last day of such month and consolidated and consolidating statements of retained earnings for such month, and on a comparative basis figures for the correspond-ing month of the immediately preceding fiscal year, all in reasonable detail, each such statement to be in the form custom-arily prepared by the management of the Borrower for its internal use.

          Section 5.4    Compliance Information.
                         ----------------------

                Promptly after a written request therefor, such other financial data or information evidencing compliance with the requirements of this Agreement, the Note and the other Loan
Documents, as the Bank may reasonably request from time to time.

          Section 5.5    No Default Certificate.
                         ----------------------

                At the same time as it delivers the financial statements required under the provisions of Section 5.1 and 5.2, a certificate of the president or chief executive officer of the Borrower to the effect that no Event of Default hereunder and that no default under any other agreement to which the Borrower, its Subsidiaries, WHC and any Subsidiary of WHC is a party or by which it is bound, or by which, to the best knowledge of the Borrower, any of any such Person's respective properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

          Section 5.6    Certificate of Accountants.
                         --------------------------

                At the same time as it delivers the financial statements required under the provisions of Section 5.1, a certificate of the independent certified public accountants of the Borrower addressed specifically both to the Borrower and the Bank to the effect that during the course of their audit of the operations of the Borrower and its condition as of the end of the fiscal year, nothing has come to their attention which would indicate that an Event of Default or Default hereunder has occurred, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

          Section 5.7    Accountants' Reports.
                         --------------------

                Promptly upon receipt thereof, copies of all other reports submitted to the Borrower by its independent accountants in connection with any annual or interim audit or review of the books of the Borrower made by such accountants.

          Section 5.8    Copies of Documents.
                         -------------------

                Promptly upon their becoming available, copies of any: (i) financial statements, projections, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC to any lending institu-tion other than the Banks; (ii) correspondence or notices received by the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC from any federal, state or local governmental authority which regulates the operations of the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC relating to an actual or threatened change or development which would be materially adverse to the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by Conquest, the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to Conquest, the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC by any such securities exchange or such commission in relation to Conquest, the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC and their respective affairs; (v) written reports submitted by the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC by its independent accountants in connection with any annual or interim audit of the books of the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC made by such accountants; and (vi) any appraisals received by the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC with respect to the properties or assets of the Borrower, its Subsidiar-ies, WHC or any Subsidiary of WHC.

          Section 5.9    Notices of Defaults.
                         --------------------

               Promptly, notice of the occurrence of any event which constitutes, or with notice to it or lapse of time, or both, would constitute, an Event of Default hereunder or under SBCC Loan Agreement, or would constitute or cause a material adverse change in the condition, financial or otherwise, or the operations of Conquest, the Borrower, its Subsidiaries, WHC or any Subsidiary of WHC.

     Article 6.     Affirmative Covenants.
                    ----------------------

               After the payment and discharge of any indebtedness owing to SBCC arising out of the SBCC Loans, so long as the Borrower is indebted to the Bank, and until payment in full of the Note and full and complete performance of all of its other obligations arising hereunder, the Borrower shall and shall cause WHC and each Subsidiary of the Borrower or WHC and each Guarantor to:

          Section 6.1    Books and Records.
                         ------------------

               Keep proper books of record and account in a manner reasonably satisfactory to the Bank in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and activities.

          Section 6.2    Inspections and Audits.
                         -----------------------

               Permit the Bank to make or cause to be made, at the Borrower's expense, inspections and field audits of any books, records and papers of the Borrower, and to make extracts therefrom and copies thereof, and to make inspections and examinations of any properties and facilities of the Borrower, WHC and each Subsidiary of the Borrower or WHC, on reasonable notice, at all such reason-able times and as often as the Bank may reasonably require, using internal or outside auditors or examiners, in order to assure that the Borrower is and will be in compliance with its obligations under the Loan Documents or to evaluate the Bank's investment in the Note.

          Section 6.3    Maintenance and Repairs.
                         ------------------------

               Maintain in good repair, working order and condi-tion, subject to normal wear and tear, all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto.

          Section 6.4    Continuance of Business.
                         ------------------------

               Do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business and continue to engage in the same line of business.

          Section 6.5    Copies of Corporate Documents.
                         ------------------------------

               Subject to the prohibitions set forth in Section
7.12 hereof, promptly deliver to the Bank copies of any amendments or modifications to its, WHC's and any Subsidiary's and any Guarantor's certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of the corpora-tion.

          Section 6.6    Perform Obligations.
                         --------------------

               Pay and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties, when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by the Borrower, or, as the case may be, by WHC or the appropriate Subsidiary or Guarantor, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

          Section 6.7    Notice of Litigation.
                         ---------------------

                Promptly notify the Bank in writing of any litiga-tion, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Twenty Five Thousand Dollars ($25,000), affecting the Borrower, WHC, any Subsidiary of the Borrower or WHC or any Guarantor whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

           Section 6.8    Insurance.
                          ----------

                (a)  (i)  Maintain  with  responsible   insurance
companies such insurance on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses; (ii) file with the Bank upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (iii) within twenty (20) days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request.

          Section 6.9    Notice of Certain Events.
                         -------------------------

                (a) Promptly notify the Bank in writing if the Borrower or any other Loan Party receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against the Borrower or such other Loan Party alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that the Borrower or such other Loan Party is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Bank with a copy of such notice together with a statement of the action the Borrower or such other Loan Party intends to take with respect thereto.

          Section 6.10   Comply with ERISA.
                         -----------------

                Comply with all applicable provisions of ERISA now or hereafter in effect.

          Section 6.11   Environmental Compliance.
                         -------------------------

                Operate all property owned or leased by it such that no obligation, including a clean-up obligation, shall arise under any Environmental Law and Regulation, which obligation would constitute a material Lien or charge (prior to that in favor of the Bank) on any property of the Borrower or any other Loan Party; provided, however, that in the event that any such claim is made or any such obligation arises, the Borrower or such other Loan Party shall, at its own cost and expense, immediately satisfy such claim or obligation.

          Section 6.12   Conduct of Business Operations.
                         -------------------------------

                The Borrower and any Subsidiary of the Borrower shall conduct its business in a manner which is separate from and independent of the business of Conquest, and, more particularly, the Borrower shall:

                (a) maintain separate books and records (including, where applicable, tax, financial reporting, accounting, payroll and employee benefits administration, and legal) and separate bank accounts;

                (b) keep its assets separately identified and segregated and not commingle its assets with any other entity, whether or not such entity is an Affiliate;

                (c) provide for reasonable reimbursement to it for any tax-sharing or other similar arrangements entered into with any Affiliate; provided, however, that it shall enter into any such arrangement with an Affiliate only pursuant to an agreement which shall have been submitted to and approved in writing by the Bank;

                (d) maintain separate stationery, business forms and telephone numbers from any Affiliate; and

                (e) continue to have directors and officers who are not substantially identical with those of Conquest so that the independent nature of its activities will be observed and main-tained.

     Article 7.      Negative Covenants.
                     -------------------

                After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement, so long as the Borrower is indebted to the Bank and until payment in full of the Note and full and complete performance of all of its other obligations arising hereunder, the Borrower shall not and not permit WHC, any Subsidiary of the Borrower, any Subsidiary of WHC or any Guarantor (other than an Individual Guarantor) to do, agree to do, or permit to be done, any of the following:

           Section 7.1    Indebtedness.
                          -------------

                Create, incur, permit to exist or have outstanding any Indebtedness, except:

                (a) Indebtedness of the Borrower to the Bank and under this Agreement and the Note;

                (b) Indebtedness of the Borrower to SBCC under the SBCC Loan Agreement;

                (c) Taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                (d) Indebtedness secured by the security interests referred to in subsection 7.2(d) hereof; and

                (e) As set forth on Exhibit G annexed hereto.

           Section 7.2    Liens.
                          ------

                Create, or assume or permit to exist, any Lien on any of the properties or assets of the Borrower or any of its Subsidiary, whether now owned or hereafter acquired, except:

                (a) Those created and granted by the Security
Documents;

                (b) Liens in favor of SBCC securing the Indebted-ness under the SBCC Loan Agreement;

                (c) Permitted Liens;

                (d) Purchase money mortgages or security inter-ests, conditional sale arrangements and other similar security interests, on motor vehicles and equipment acquired by the Borrower or any Subsidiary (hereinafter referred to individually as a "Purchase Money Security Interest") with the proceeds of the Indebtedness referred to in subsection 7.1(d) hereof; provided, however, that:

                     (i) The transaction in which any Purchase
Honey Security Interest is proposed to be created is not then prohibited by this Agreement;

                     (ii) Any Purchase Money Security Interest shall attach only to the property or asset acquired in such transaction and shall not extend to or cover any other assets or properties of the Borrower or, as the case may be, a Subsidiary; and

                     (iii) The Indebtedness secured or covered by any Purchase Money Security Interest shall not exceed the lesser of the cost or fair market value of the property or asset acquired and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Borrower or any Subsidiary; and

                (e) As set forth on Exhibit H annexed hereto.

          Section 7.3    Guaranties.
                         -----------

                Except as set forth on Exhibit G annexed hereto, assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

          Section 7.4    Mergers, Acquisitions.
                         ----------------------

                Merge or consolidate with any Person or acquire all or substantially all of the assets or any of the capital stock of any Person.

          Section 7.5    Redemptions; Distributions.
                         ---------------------------

                (a) Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Borrower or any Subsidiary now or hereafter outstanding or set apart any sum for any such purpose; or,

                (b) Declare or pay any dividends or make any distribution of any kind on the Borrower's outstanding stock, or set aside any sum for any such purpose PROVIDED, that Borrower may declare and pay dividends to WHC, provided that (a) no Defaults or Events of Default then exist or would be caused by the payment thereof, (b) such dividend payments do not exceed Five Hundred Eighty-One Thousand Dollars ($581,000) per fiscal year of Borrower minus the sum of (i) cash received by Conquest during such fiscal year from Air L.A., Inc. or its Affiliates in connection with the sale by Conquest to Air L.A., Inc. of the outstanding capital stock of Conquest Airlines Corp. and (ii) the amount of dividends paid by Gaming Supply to WHC during such fiscal year, and (c) such distributions are distributed by WHC to Conquest and are used by Conquest solely to satisfy current obligations owing in respect of
(x) Series A, Series B, Series C, Series D and Series E preferred stock of Conquest and (y) certain promissory notes issued by Conquest in connection with a July, 1994 private placement in an aggregate amount of $2,737,500.00.

          Section 7.6   Stock Issuance.
                        ---------------

               Issue any additional shares or any right or option to acquire any shares, or any security convertible into any shares, of the capital stock of the Borrower, WHC or any subsidiary.

          Section 7.7   Changes in Business.
                        --------------------

               Make any material change in its business, or in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration or dispose of any shares of stock or any Indebted-ness, whether now owned or hereafter acquired, or discount, sell, pledge, hypothecate or otherwise dispose of accounts receivable.

          Section 7.8   Prepayments.
                        ------------

               Make any voluntary or optional prepayment of any Indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement, other than the SBCC Loans and Indebtedness evidenced by the Note.

          Section 7.9   Investments.
                        ------------

               Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of the Borrower or any of the Subsidiaries, except:

               (a) Investments in:

                     (i) obligations issued or guaranteed by the United States of America;

                    (ii) certificates of deposit, bankers accep-tances and other "money market instruments" issued by any bank or trust company organized under the laws of the United State of America or any State thereof and having capital and surplus in an aggregate amount not less than $100,000,000;

                   (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corp. or by another nationally recognized credit rating firm;

                    (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount not less than $100,000,000 relating to United States of America government obligations; and

                    (v) shares of "money market funds", each having net assets of not less than $100,000,000; in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof;

               (b) Investments in the form of loans to employees of the Borrower or any Subsidiary or any Guarantor, provided that the outstanding principal amount of all such loans to any one employee shall at no time exceed $25,000 and that the aggregate outstanding principal amount of all such loans shall at no time exceed $100,000; and,

               (c) Investments by the Borrower in any Subsidiary and by any Subsidiary in the Borrower.

          Section 7.10  Fiscal Year.
                        ------------

               Change its fiscal year.

          Section 7.11  ERISA Obligations.
                        ------------------

               (a) Be or become obligated to the PBGC other than in respect of annual premium payments in excess of $50,000.

               (b) Be or become obligated to the IRS with respect to excise or other penalty taxes provided for in those provisions of Section 4975 the Code, as in effect or hereafter amended or supplemented, in excess of $50,000.

          Section 7.12  Amendment of Documents.
                        -----------------------

               Modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate its certificate of incorpo-ration or by-laws, or any of the subordinated notes or other agreements or evidences of indebtedness covered by the Subordina-tion Agreements.

          Section 7.13  Management Fees.
                        ----------------

               (a) Pay, or be or become obligated to pay, any Management Fees to any Shareholder or any Affiliate thereof, or any interest on any deferred obligation therefor.

               (b) Pay, or be or become obligated to pay, any Director's Fees to any person, or any interest on any deferred obligation therefor, including, without limitation, to any shareholder, director, officer or employee of the Borrower.

          Section 7.14  Transactions with Affiliates.
                        -----------------------------
               Except as expressly permitted by this Agreement, directly or indirectly: (i) make any Investment in an Affiliate;
(ii) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; or (iii) merge into or consolidate with or purchase or acquire assets from an Affiliate; or enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that (a) payments on Investments expressly permitted by Section 7.9 hereof may be made, (b) any Affiliate who is an individual may serve as an employee or director of the Borrower, WHC or any Subsidiary and receive reasonable compensation for his services in such capacity, and (c) the Borrower or any Subsidiary may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower or such Subsidiary as the monetary or business consideration which would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          Section 7.15  Independent Business Operations.
                        --------------------------------

               Engage in any business activities with Conquest, whether or not in accordance with the provisions of Section 7.14 hereof.

     Article 8.    Events of Default.
                   ------------------
          If any one or more of the following events ("Events of Default") shall occur and be continuing, the entire unpaid balance of the principal of and interest on the Note outstanding and all other obligations and Indebtedness of the Borrower to the Bank arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to the Borrower by the Bank (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the
Borrower:

          Section 8.1   Payments.
                        ---------

               Failure to make any payment or mandatory prepayment of principal or interest upon any Note or to make any payment of the Restructuring Fee, the March Fee or any other amount payable hereunder when due; or

          Section 8.2   Covenants.
                        ----------

               After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement, failure to perform or observe any of the agreements of the Borrower, WHC or any Subsidiary of the Borrower or WHC or any Guarantor contained in Article 7 hereof; or

          Section 8.3   Other Covenants.
                        ----------------

               (a) After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan
Agreement,

                    (i) Failure by the Borrower to perform or observe any term, condition or covenant (other than those provided for Section 8.1 or 8.2 hereof) of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Bank; or

                    (ii) Failure by any Loan Party other than the Borrower to perform or observe any term, condition or covenant of any of the Loan Documents to which it or he is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Bank; or

          Section 8.4   Other Defaults.
                        ---------------
               (a) The declaration by SBCC that the Liabilities
(as defined in the SBCC Loan Agreement) are immediately due and payable (unless such declaration shall have been rescinded); or the acceleration of such Liabilities without such declaration; or the taking of any action by SBCC to foreclose or realize upon or enforce any of its rights against property of the Borrower, WHC, Gaming Supply or the Subsidiaries of the Borrower or WHC; or

               (b) After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan
Agreement,

                    (i) Failure to perform or observe any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instru-ment to which the Borrower, WHC or any Subsidiary of the Borrower or WHC is a party or by which it is bound, or by which any of its properties or assets may be affected including, without limitation, the SBCC Loan Agreement or any of the subordinated notes or other agreements or evidences of Indebtedness covered by any Subordina-tion Agreement (a "Debt Instrument"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                    (ii) Any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby is declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                    (iii) Failure to pay any Indebtedness for borrowed money in accordance with its stated terms, or when due at final maturity or pursuant to demand under any Debt Instrument;

provided, however that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument which relates to or evidences Indebtedness which, on the date this Section 8.4 would otherwise be applicable thereto, evidences Indebtedness in a principal amount of less than $100,000.

          Section 8.5   Representations and Warranties.
                        -------------------------------

               Any representation or warranty made in writing to the Bank in any of the Loan Documents or in connection with the making of the Loan, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

          Section 8.6   Bankruptcy.
                        -----------

               (a) The Borrower, WHC or any Subsidiary of the Borrower or WHC or any Guarantor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or him or a substan-tial part of its or his assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdic-tion, whether now or hereafter in effect, or the Borrower, WHC or any Subsidiary of the Borrower or WHC or any Guarantor shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it or him which remains undismissed for a period of thirty (30) days or more; or any order for relief shall be entered in any such proceeding; or the Borrower, WHC or any Subsidiary of the Borrower or WHC or any Guarantor by any act or omission shall indicate its or his consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or him or any substantial part of any of its or his properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

               (b) The Borrower, WHC or any Subsidiary of the
Borrower or WHC or any Guarantor shall generally not pay its or his debts as such debts become due; or

               (c) The Borrower, WHC or any Subsidiary of the Borrower or WHC or any Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its or his property, with intent to hinder, delay or defraud its or his creditors or any of them or made or suffered a transfer of any of its or his property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its or his property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its or his property through legal proceedings or distraint which is not vacated within thirty
(30) days from the date thereof; or

          Section 8.7   Judgments.
                        ----------

               After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement, any judgment against the Borrower, WHC or any Subsidiary of the Borrower or WHC or any attachment, levy or execution against any of its properties for any amount in excess of Fifty Thousand Dollars ($50,000) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

          Section 8.8   ERISA.
                        ------

               After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement,

               (i) The termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or which results or could result in, a "material accumulated funding deficiency" under
Section 412 of the Code; or

               (ii) Failure by the Borrower to make required contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

          Section 8.9   Ownership of Stock of Borrower
                        WHC and Conquest.
                        -----------------

               After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement,

               (i) WHC shall at any time own, beneficially and of record, less than 100% in the aggregate of the issued and outstanding capital stock of the Borrower having ordinary voting rights for the election of directors; or

               (ii) Conquest shall at any time own, beneficially and of record, less than 100% of the aggregate of the issued and outstanding capital stock of WHC having ordinary voting rights for the election of directors; or

               (iii) The Individual Pledgors (or in the event of the death of any of them, his estate, legal representative or heirs) shall at any time own, beneficially and of record, less than 30% in the aggregate of the issued and outstanding capital stock of Conquest having ordinary voting rights for the election of directors.

          Section 8.10  Liens.
                        ------

               After the payment and discharge of all indebtedness owing to SBCC arising out of the SBCC Loans and the termination of the obligation of SBCC to lend under the SBCC Loan Agreement, any of the Liens created and granted to the Bank under the Security Documents shall fail to be valid, first, perfected Liens, subject to no prior or equal Lien, except as permitted by Section 7.2 hereof.

     Article 9.     Miscellaneous Provisions.
                    -------------------------

          Section 9.1   Fees and Expenses; Indemnity.
                        -----------------------------

               The Borrower will promptly pay all costs of the Bank in preparing the Loan Documents and all costs and expenses of the issue of the Note and of the Borrower's and any other Loan Party's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with (including, without limitation, all costs of filing or recording any assignments, mortgages, financing statements and other documents), and the reasonable fees and expenses and disbursements of special counsel to the Bank, in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Bank, the negotiation, preparation and execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument which is proposed but not executed and delivered) and in connection with any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. In addition, the Borrower will promptly pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Bank in connection with its enforcement of the payment of the Note or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrower shall indemnify the Bank and its respective directors, officers, employees, attorneys and agents against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements of counsel) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loan and any and all transactions related to or consummated in connection with the Loan, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or by the Bank or any of its respective direc-tors, officers, employees, attorneys or agents arising out of or related to any Environmental Matter, Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of the Borrower and its Affiliates contained in any document or schedule filed with the Securities and Exchange Commission or any other governmental body;
(ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omission or alleged acts, practices or omissions of the Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions which are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any proposed such acquisition for any reason whatsoever. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Bank hereunder or at common law or otherwise. The provisions of this section 9.1 shall survive the payment of the Note and the termination of this Agreement.

          Section 9.2   Taxes.
                        ------

               If, under any law in effect on the Closing Date, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of the Note, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Bank against and save it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of the Note, the Bank, or such other holder, as the case may be, may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower. Notwithstand-ing any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section 9.2 shall survive payment of the Note and the termination of this Agreement.

          Section 9.3   Survival of Agreements and
                        Representations; Waiver of Trial by Jury.
                        -----------------------------------------

               All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the Note. THE BORROWER WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          Section 9.4   Lien on and Set-off of Deposits.
                        --------------------------------

               As security for the due payment and performance of all the Obligations, the Borrower hereby grants to Bank a Lien on any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securi-ties and other property of the Borrower, and the proceeds thereof, now or hereinafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral, or, if it is so secured, whether or not the collateral held by the Bank is considered to be adequate, all as set forth in and pursuant to Section 2.16 hereof.

          Section 9.5   Modifications, Consents and
                        Waivers; Entire Agreements.
                        ---------------------------

               No modification, amendment or waiver of or with respect to any provision of this Agreement, the Note, the Security Documents, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Bank. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances.
This Agreement embodies the entire agreement and understanding among the Bank and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

          Section 9.6   Remedies Cumulative.
                        --------------------

               Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank or the holder of the Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exerCise of any other right. The due payment and performance of the Borrower's indebtedness, liabilities and obligations under the Note and this Agreement shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Bank and without regard to any other obligation of any nature whatsoever which the Bank may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Bank for payment or performance of the Borrower's indebtedness, liabilities or obligations under the Note, this Agreement, the Security Documents or any of the other Loan Documents or otherwise.

          Section 9.7   Further Assurances.
                        -------------------
                                      -48-

               At any time and from time to time, upon the request of the Bank, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Bank may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agree-ments, instruments and documents delivered pursuant hereto or in connection with the Loan, including, without limitation, the execution and delivery to the Bank of mortgages in form and substance satisfactory to the Bank covering all real property or interests therein acquired by the Borrower, and all leases of real property entered into by the Borrower as tenant or lessee, after the date of this Agreement, promptly after such acquisition or the entering into of any such lease.

          Section 9.8    Notices.
                         --------

               All notices, requests, reports and other communi-cations pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telegram, addressed as follows:

                  (a)  If to the Borrower:

                       Wico Corporation
                       6400 W. Gross Point Road
                       Niles, Illinois 60648
                       Attn: Steffen I. Magnell

                       with copies to:

                       Kronish, Lieb, Weiner & Hellman LLP
                       1114 Avenue of the Americas
                       New York, New York 10036
                       Attn: Ralph J. Sutcliffe

                  (b)  If to the Bank:

                       NatWest Bank N.A.
                       175 Water Street, 24th Floor
                       New York, New York 10038
                       Attn: Douglas J. MacInnes,
                           Vice President

                       with a copy (other than in the
                       case of Borrowing Notices and
                       reports and other documents
                       delivered in compliance with

                       Article 5 hereof) to:

                       Winston & Strawn
                       175 Water Street
                       New York, New York 10038
                       Attention: Richard B. Teiman, Esq.

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of tele-graphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          Section 9.9    Counterparts.
                         -------------

               This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 9.10   Construction; Governing Law;
                         Consent to Jurisdiction.
                         ------------------------

               (a) The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender or plural or singular terms, as the context may require. This Agreement, the other Loan Documents and all other documents and instruments executed and delivered in connection herewith and therewith, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) THE BORROWER IRREVOCABLY CONSENTS THAT ANY
LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEED-ING. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 9.8 HEREOF. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR

DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENCE OR ANY SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 9.10 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

          Section 9.11   Severability.
                         -------------

               The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdic-tion, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limita-tions of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

          Section 9.12   Binding Effect; No Assignment
                         or Delegation by Borrower.
                         --------------------------

               This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Bank and its respective successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Bank, and any purported assignment or delegation without such consent shall be void.

          Section 9.13   Assignments and Participations by Bank.
                         ---------------------------------------
               (a) The Bank may assign or sell participations to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limita-tion, all or a portion of the Loan and the Note).

               (b) The Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any other Loan Party furnished to the Bank by or on behalf of the Borrower; provided that, prior to any such disclo-sure, the assignee or participant or proposed assignee or partici-pant shall agree to preserve the confidentiality of any confiden-tial information relating to the Borrower received by it from the Bank.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                   WICO CORPORATION

                                   By:  ???????            CEO
                                      -------------------------
                                                          Title

                                   NATWEST BANK N.A.

                                   By:  ???????            VP
                                      -------------------------
                                                          Title

                                LIST OF EXHIBITS

Exhibit A -         Form of Note

Exhibit B -         States of Incorporation and Qualification;
                    Capitalization and Ownership of Stock

Exhibit C -         Consents, Waivers, Approval; Violation of
                    Agreements

Exhibit D -         Judgments, Actions, Proceedings

Exhibit E -         Patents, Trademarks, Trade Names, Service
                               Marks, Copyrights

Exhibit F -         Name Changes, Mergers, Acquisitions

Exhibit G -         Permitted Indebtedness and Guarantees

Exhibit H -         Permitted Security Interests, Liens, and
                    Encumbrances

                               TABLE OF CONTENTS

                                                             Page

Article 1.     Definitions  . . . . . . . . . . . . . . . .   -2-

Article 2.     Loan; Collateral; Subordinations . . . . . .  -12-
     Section 2.1    The Loan. . . . . . . . . . . . . . . .  -12-
     Section 2.2    The Note  . . . . . . . . . . . . . . .  -12-
     Section 2.3    Interest Rate . . . . . . . . . . . . .  -12-
     Section 2.4    Principal Repayment . . . . . . . . . .  -13-
     Section 2.5    Restructuring Fee and March   . . . . .  -14-
     Section 2.6    Prepayments . . . . . . . . . . . . . .  -14-
     Section 2.7    Use of Proceeds of the Existing Loans.   -14-
     Section 2.8    Time and Method of Payments . . . . . .  -15-
     Section 2.9    Computations. . . . . . . . . . . . . .  -15-
     Section 2.10   Minimum Amount of Prepayments . . . . .  -15-
     Section 2.11   Lending Offices.  . . . . . . . . . . .  -15-
     Section 2.12   Guaranties. . . . . . . . . . . . . . .  -16-
     Section 2.13   Security. . . . . . . . . . . . . . . .  -16-
     Section 2.14   Subordination.  . . . . . . . . . . . .  -20-
     Section 2.15   Additional Costs. . . . . . . . . . . .  -20-
     Section 2.16   Set-Off. . . . . . . . . . . . . . . .   -21-

Article 3.     Representations and Warranties . . .  . . . . -21-
     Section 3.1    Organization  . . . . . . . . . . .  . . -22-
     Section 3.2    Power, Authority, Consents. . . . .  . . -23-
     Section 3.3    No Violation of Law or Agreements.   . . -23-
     Section 3.4    Due Execution, Validity, Enforceability.
            .  . . . . . . . . . . . . . .  . . . . . . . .  -24-
     Section 3.5    Properties, Priority of Liens. . . . . . -24-
     Section 3.6    Judgments, Actions, Proceedings.  . . .  -24-
     Section 3.7    No Defaults, Compliance With Laws.  . .  -24-
     Section 3.8    Burdensome Documents. . . . . . . .  . . -25-
     Section 3.9    Financial Statements; Accounts
                    Receivable Projections . . . . . . . .   -25-
     Section 3.10   Tax Returns.  . . . . . . . . . . .  . . -26-
     Section 3.11   Intangible Assets.  . . . . . . . . . .  -26-
     Section 3.12   Regulation U. . . . . . . . . . . .  . . -26-
     Section 3.13   Name Changes, Mergers, Acquisitions;
                    Location of Collateral . . . . . . . .   -27-
     Section 3.14   Licenses and Approvals. . . . . . . . .  -27-
     Section 3.15   Labor Disputes. . . . . . . . . . . . .  -27-
     Section 3.16   Condition of Assets . . . . . . . .  . . -27-
     Section 3.17   ERISA.  . . . . . . . . . . . . . . . .  -27-

Article 4.     The Closing. . . . . . . .  . . . . . . . . . -28-
     Section 4.1    Conditions to Effectiveness of Agreement
            .  . . . . . . . . . . . . . . . . . . . . . . . -28-

Article 5.     Delivery of Financial Reports,

               Documents and other Information . . . . . .   -30-
     Section 5.1    Annual Financial Statements.  . . . . .  -31-
     Section 5.2    Quarterly Financial Statements. . . . .  -31-
     Section 5.3    Monthly Financial Statements. . . . . .  -31-
     Section 5.4    Compliance Information. . . . . . . . .  -32-
     Section 5.5    No Default Certificate. . . . . . . . .  -32-
     Section 5.6    Certificate of Accountants. . . . . . .  -32-
     Section 5.7    Accountants' Reports. . . . . . . . . .  -32-
     Section 5.8    Copies of Documents.  . . . . . . . . .  -32-
     Section 5.9    Notices of Defaults.  . . . . . . . . .  -33-

Article 6.     Affirmative Covenants  . . . . . . . . . . .  -33-
     Section 6.1    Books and Records.  . . . . . . . . . .  -33-
     Section 6.2    Inspections and Audits. . . . . . . . .  -33-
     Section 6.3    Maintenance and Repairs.  . . . . . . .  -34-
     Section 6.4    Continuance of Business.  . . . . . . .  -34-
     Section 6.5    Copies of Corporate Documents.  . . . .  -34-
     Section 6.6    Perform Obligations.  . . . . . . . . .  -34-
     Section 6.7    Notice of Litigation. . . . . . . . . .  -35-
     Section 6.8    Insurance.  . . . . . . . . . . . . . .  -35-
     Section 6.9    Notice of Certain Events. . . . . . . .  -35-
     Section 6.10   Comply with ERISA.  . . . . . . . . . .  -35-
     Section 6.11   Environmental Compliance. . . . . . . .  -35-
     Section 6.12   Conduct of Business Operations. . .  . . -36-

Article 7.     Negative Covenants . . . . . . . . . . . . .  -36-
     Section 7.1    Indebtedness. . . . . . . . . . . .  . . -36-
     Section 7.2    Liens . . . . . . . . . . . . . . .  . . -37-
     Section 7.3    Guaranties. . . . . . . . . . . . . . .  -38-
     Section 7.4    Mergers, Acquisitions.  . . . . . . . .  -38-
     Section 7.5    Redemptions; Distributions. . . . . . .  -38-
     Section 7.6    Stock Issuance. . . . . . . . . . . . .  -39-
     Section 7.7    Changes in Business.  . . . . . . . . .  -39-
     Section 7.8    Prepayments.  . . . . . . . . . . . . .  -39-
     Section 7.9    Investments.  . . . . . . . . . . .  . . -39-
     Section 7.10   Fiscal Year.  . . . . . . . . . . .  . . -40-
     Section 7.11   ERISA Obligations.  . . . . . . . . . .  -40-
     Section 7.12   Amendment of Documents. . . . . . . . .  -40-
     Section 7.13   Management Fees.  . . . . . . . . .  . . -40-
     Section 7.14   Transactions with Affiliates. . . . . .  -41-
     Section 7.15   Independent Business Operations.  .  . . -41-

Article 8.     Events of Default  . . . . . . . . . . . . .  -41-
     Section 8.1    Payments. . . . . . . . . . . . . . .  . -41-
     Section 8.2    Covenants.  . . . . . . . . . . . .  . . -42-
     Section 8.3    Other Covenants.  . . . . . . . . .  . . -42-
     Section 8.4    Other Defaults. . . . . . . . . . .  . . -42-
     Section 8.5    Representations and Warranties. . . . .  -43-
     Section 8.6    Bankruptcy. . . . . . . . . . . . . . .  -43-
     Section 8.7    Judgments.  . . . . . . . . . . . . . .  -44-
     Section 8.8    ERISA.  . . . . . . . . . . . . . . . .  -44-
     Section 8.9    Ownership of Stock of Borrower

                   WHC and Conquest. . . . . . . . . . . .  -45-
     Section 8.10  Liens.  . . . . . . . . . . . . . . . .  -45-

Article 9.      Miscellaneous Provisions  . . . . . . . . . -45-

     Section 9.1   Fees and Expenses; Indemnity. . . . . .  -45-
     Section 9.2   Taxes.  . . . . . . . . . . . . . . . .  -47-
     Section 9.3   Survival of Agreements and
                   Representations; Waiver of Trial by Jury -47-
     Section 9.4   Lien on and Set-off of Deposits.  . . .  -47-
     Section 9.5   Modifications, Consents and
                   Waivers; Entire Agreements . . . . . .   -48-
     Section 9.6   Remedies Cumulative.  . . . . . . . . .  -48-
     Section 9.7   Further Assurances. . . . . . . . . . .  -48-
     Section 9.8   Notices.  . . . . . . . . . . . . . . .  -49-
     Section 9.9   Counterparts. . . . . . . . . . . . . .  -50-
     Section 9.10  Construction; Governing Law,;
                   Consent to Jurisdiction . . . . . . . .  -50-
     Section 9.11  Severability. . . . . . . . . . . . . .  -51-
     Section 9.12  Binding Effect; No Assignment
                   or Delegation-by Borrower . . . . . . .  -51-
     Section 9.13  Assignments and Participations
                   by Bank . . . . . . . . . . . . . . . .  -51-

                          THIRD SUBSTITUTED TERM NOTE
                          ---------------------------
$18,535,848.00                                               New York, New York
                                                             October 20, 1995

     FOR VALUE RECEIVED, the undersigned, WICO CORPORATION (f/k/a Wico Distribution Corp .) a Delaware corporation (the "Borrower"), promises to pay to the order of NATWEST BANK N.A. (f/k/a National Westminster Bank USA), a national banking association organized and existing under and by virtue of the laws of the United States of America (the "Bank") the principal sum of EIGHTEEN MILLION FIVE HUNDRED THIRTY-FIVE THOUSAND EIGHT HUNDRED FORTY-EIGHT AND 00/100 DOLLARS ($18,535,848.00), payable in 48 consecutive monthly installments commencing on October 1, 1996 and on the first day of each calendar month thereafter (each such date, a "Repayment Date") (provided that the last such payment shall be in an amount sufficient to repay in full the principal amount hereof), with the amount of the installment paid on each Payment Date to be in the respective amounts set forth below:

                                        Principal Amount of the
Principal Payment                         Loan Payable on each
     Dates                                  such Payment Date
-----------------                       ------------------------

The first date of each month                 $20,833.33
from October 1, 1996 through
and including September 1, 1997

The first date of each month                  41,666.67
from October 1, 1997 through
and including September 1, 1998

The first date of each month                  62,500.00
from October 1, 1998 through
and including September 1, 1999

The first date of each month                  83,333.33
from October 1, 1999 through
and including August 1, 2000
September 1, 2000                           10,244,181.37, or
                                            such lesser amount
                                            as shall equal the
                                            the then outstanding
                                            principal amount of
                                            this Note

and to pay interest on the unpaid principal amount hereof at the rates per annum, for the periods set forth in and at the times provided for in the Amended and Restated Loan Agreement, dated October 20, 1995, by and between the Borrower and the Bank (as the same may hereafter be amended, modified or supplemented, the "Loan Agreement") and as calculated therein.

                                   EXHIBIT B
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                   STATES OF INCORPORATION AND QUALIFICATION
                        AND CAPITALIZATION AND OWNERSHIP
             OF STOCK OF WICO CORPORATION AND WICO HOLDING CORP.
             ---------------------------------------------------

                       WICO CORPORATION (the "Borrower")

               (a) (i) The Borrower is a corporation
incorporated under the laws of the State of Delaware.

                    (ii) There are 2,000 authorized and 1,000 issued and outstanding shares of common stock, no par value, of the Borrower. All 1,000 issued and outstanding shares are held by Wico Holding Corp. and the stock certificate number for the 1,000 shares is 16.

                    (iii) If not a corporation, type and amount of equity interests authorized and outstanding of the entity and the owners of such equity interests:

                                 Not applicable

                    (iv) The Borrower is engaged in the
manufacture and distribution of accessories for computers and video games and other electronic or electronic-related products.

                    (v) Liens on issued and outstanding shares of stock of the Borrower:

               All issued and outstanding shares have been pledged to National Westminster Bank USA, as Agent, such lien to be released and such shares to be pledged to Sanwa Business
Credit Corporation.

                    (vi) Outstanding warrants, option contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of the Borrower:

                                      None

                    (vii) Outstanding securities which are
convertible into or exchangeable for any shares of capital stock or other equity interests of the Borrower:

                                      None

                    (viii) Subsidiaries of the Borrower:

              Suncom Technologies Limited, a corporation incorporated under the laws of the United Kingdom.

              (b) Jurisdictions where the Borrower is qualified to do business and where failure to so qualify could have a material adverse effect on the business, operations, financial condition or properties of the Borrower:

      California, Georgia, Illinois, Nevada, New Jersey,
Pennsylvania and Texas

                 WICO HOLDING CORP.  ("WHC")

              (a) (i) WHC is a corporation incorporated under the laws of the State of Delaware.

                    (ii) There are 1,000 authorized and 10
issued shares of common stock, $1.00 par value of WHC. All issued and outstanding shares are held by Conquest Industries.

                    (iii)   If not a corporation, type and amount
of equity interests authorized and outstanding of the entity and the owners of such equity interests.

                                 Not applicable

                    (iv) WHC is a distributor of replacement parts, accessories and supplies to game operators and distributors of coin-operated amusement/arcade games, billiard tables, vending machines and gaming machines.

                    (v) Liens on issued and outstanding shares of stock of WHC:

              All issued and outstanding shares have been pledged to National Westminster Bank USA, as Agent, such lien to be released and such shares to be pledged to Sanwa Business
Credit Corporation.

                    (vi) Outstanding warrants, option contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of WHC:

                                      None

                    (vii) Outstanding securities which are
convertible into or exchangeable for any shares of capital stock or other equity interests of WHC:

                                      None

                    (viii) Subsidiaries:.

                   Wico Corporation, Wico Gaming Supply Corp.

               (b) Jurisdictions where WHC is qualified to do business and when failure to so qualify could have a material adverse effect on the business, operations, or financial condition or properties of the WHC:

               Mississippi


               SUNCOM TECHNOLOGIES, LTD.   ("SUNCOM U.K.")

               (a)  (i)  Suncom U.K. is a corporation
incorporated under the laws of the United Kingdom.

                    (ii) There are 1,000 authorized and 2 issued and outstanding shares of common stock, (pound sterling) 1 par value of Suncom U.K.

               The 2 shares are held by the Borrower and the stock certificates for the 2 shares are No. 3 and No. 4.

                    (iii) If not a corporation, type and amount of equity interests authorized and outstanding of the entity and the owners of such equity interests:.

                       Not applicable.

                    (iv) Suncom U.K. is engaged in the
distribution of computer joysticks.

                    (v) Liens on issued and outstanding shares of stock of Suncom:

                         All issued and outstanding shares are
pledged to National Westminster Bank USA, as Agent.

                    (vi) Outstanding warrants, option contacts or commitments of any kind entitling any person to purchase or otherwise acquire any shares of capital stock or other equity interests of Suncom U.K.:

                                      None

                    (vii) Outstanding securities which are
convertible into or exchangeable for any shares of capital stock or other equity interests of Suncom U.K.:

                                      None

                      (viii) Subsidiaries of Suncom U.K.:

                                      None

              (b) Jurisdictions where Suncom U.K. is qualified to do business and where failure to so qualify could have a material adverse effect on the business, operations, financial conditions or properties of Suncom U.K.:

                                 Not Applicable

                      WICO GAMING SUPPLY CORP. ("Gaming")

              (a) (i) Gaming is a corporation incorporated under the laws of the State of Delaware.

                   (ii) There are 3,000 authorized and 100
issued shares of common stock, $1.00 par value, of Gaming.  All
100 issued and outstanding shares are held by Wico Holding Corp.
and the stock certificate number for the 100 shares is 1.

                   (iii)   If not a corporation, type and amount
of equity interests authorized and outstanding of the entity and the owners of such equity interests:

                                 Not Applicable

                   (iv) Gaming is Las Vegas, Nevada
manufacturer and distributor of casino supplies.

                   (v) Liens on issued and outstanding shares of stock of Gaming:

                        All issued and outstanding shares of
Gaming are pledged to National Westminster Bank USA, as Agent, such lien to be released and such shares to be pledged to Sanwa
Business Credit Corporation.

                   (vi) Outstanding warrants, option contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of Gaming:

                                     None.

                   (vii) Outstanding securities which are
convertible into or exchangeable for any shares of capital stock or other equity interests of Gaming:

                                     None.

                              (viii) Subsidiaries:

                            None.

              (b) Jurisdictions where Gaming is qualified to do business and where failure to so qualify could have a material adverse effect on the business, operations, financial condition or properties of the Borrower:

     Indiana, Mississippi, Missouri, New Jersey and Nevada

                     CONQUEST INDUSTRIES INC. ("Conquest")

              (i)  Conquest's Certificate of Incorporation
authorizes 25,000,000 shares of common stock , $.001 par value ("Conquest Common Stock") and 5,000,000 shares of preferred stock. As of the date hereof there are 11,445,824 shares of Conquest Common Stock, 7,550 shares of Series A Preferred Stock, 2,000,000 shares of Series B Preferred Stock and 800,000 shares of Series E Preferred Stock issued and outstanding.

              (ii) Outstanding warrants, option contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of Conquest:

              a.   The Series A Preferred Stock, Series B
     Preferred Stock and Series E Preferred Stock are convertible into Conquest Common Stock;

              b.   $2,737,500 of the outstanding 10% notes
     issued in connection with Conquest's 1994 private placement ("1994 Notes") are convertible into Conquest Common Stock. Conquest has asked that the holders of the 1994 Notes, waive this conversion right in exchange for certain accommodations including receipt of warrants to purchase shares of Conquest Common Stock at $5.00 per share through June 20, 1999 ("Private Placement Warrants"). If all such conversion rights are waived, a total of 54,750 Private Placement Warrants will be issued.

              c. 195,000 Public Warrants exercisable at $5.00 per share through June 1999;

              d. Warrants to purchase an aggregate of 650,000 shares of Conquest Common Stock at $0.875 per share through April 2000;

              e. Warrants to purchase an aggregate of 100,000 shares of Conquest Common Stock at $1.41 per share through June 2000;

              f. Class B Warrants to purchase an aggregate of 1,961,925 shares of Conquest Common Stock at $5.00 per share through June 20, 1999;

              g. NatWest Warrant to purchase 400,000 shares of Conquest Common Stock for an aggregate purchase price of $400 which warrant is exercisable through June 20, 1999.

              h. BAT Warrants to purchase an aggregate of 625,000 shares of Conquest Common Stock at $.3333 per share through June 20, 1999;

              i. SIG Warrants to purchase 900,000 shares of Conquest Common Stock at the last bid price on October 12, 1995 which expire on October 12, 2000.

              j. Warrants to purchase units, exercisable at $10.00 per unit for a period ending four years from the effective date of Conquest's pending registration statement ("Expiration Date"), each unit Consisting of the right to purchase one shares of Conquest Common Stock and one Warrants to purchase Conquest Common Stock, exercisable at $1.00 per share through the Expiration Date;

              k. In connection with this transaction, Conquest will issue 500,000 shares of Conquest Common Stock and will potentially issue Warrants to purchase an aggregate of 1,250,000 shares of Conquest Common Stock at market.


              (iii) Changes to Conquests capital structure since June 17, 1994:

              a. On September 1, 1994, Conquest increased it authorized capital to 250,000,000 shares of Conquest Common
     Stock and 100,000,000 shares of preferred stock.

              b. On November 18, 1994, in connection with a reverse split, Conquest decreased it authorized capital to 25,000,000 shares of Conquest Common Stock and 10,000,000 shares of preferred stock.

              c. On January 13, 1995, Conquest increased the number of authorized Series B Preferred Stock to 2,800,000 and amended the conversion provisions to decrease the conversion rate for such shares.

              d. On May 12, 1995, Conquest (i) decreased the number of authorized Series C Preferred Stock to zero, (ii) further modified the terms of the Series B Preferred Stock,
     (iii) designated 600,000 shares of preferred stock as Series D Preferred Stock and (iv) designated 800,000 shares of preferred stock as Series E Preferred Stock.

                                   EXHIBIT C
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                          CONSENTS, WAIVERS, APPROVAL;
                            VIOLATION OF AGREEMENTS
                            -----------------------


Consent of Shuffle Master, Inc. to the granting of liens with respect to certain equipment owned by Wico Gaming Supply Corp., which consent has been obtained.

                          EXHIBIT D
                              TO
             AMENDED AND RESTATED LOAN AGREEMENT
             -----------------------------------

               JUDGEMENTS, ACTIONS PROCEEDINGS
               -------------------------------


1. Suncom Technologies, a division of Wico Corporation ("Suncom") received a letter on March 1, 1995 from the attorneys representing Thrustmaster, Inc. ("Thrustmaster") informing Suncom of its belief that several of Suncom's joystick products may infringe on Thrustmaster patents. On March 22, 1995, after review of such claims by Suncom's patent counsel, such counsel responded to Thrustmaster stating that Suncom's existing products do not infringe on the specified patents. No further action has been taken by either party with respect to this matter.

2. Suncom received a letter on August 8, 1995 from the attorneys representing CH Products claiming that Suncom's description of several of its products as "flight stick" violated CH Products' trademark on the term "Flightstick" and demanding that Suncom cease and desist from use of the term. On August 21, 1995, after preliminary review of such claims by Suncom's intellectual property counsel, such counsel responded to CH Products stating that trademarked term was nothing more than a combination into a single work of the two word noun "flight stick" has long been used as the name of a component of an airplane. In addition, counsel undertook to do a more comprehensive study of the matter and respond formally to the allegations in due course. Such study is still underway at this time.

4.  Worldwide Aircraft Service, Inc. has filed suit against
Conquest Airlines, Inc., a subsidiary of Conquest, in Greene
County Missouri for labor, material and services provided for aircrafts in the principal amount of $216,997.66.

5. Conquest has settled ending distribution of stock pursuant to a registration statement actions for payment of outstanding legal fees and printing fees.

6. Litigation has been threatened against Conquest by a number of its creditors, including the lessors of four aircrafts owned by Conquest Airlines Corp.

                               EXHIBIT E
                                  TO
                   AMENDED AND RESTATED LOAN AGREEMENT
                   -----------------------------------
                               PATENTS
                               -------

A.       Utility Patents in the United States
         ------------------------------------
===========================================================================
PAT.
NO          TITLE                                               ISSUE DATE
---------------------------------------------------------------------------
4128222          LEG ASSEMBLY FOR PINBALL GAME                  12/05/78
---------------------------------------------------------------------------
4168067          POST FOR PINBALL GAME APPARATUS                09/18/79
---------------------------------------------------------------------------
4240634          ELASTIC BAND FOR PINBALL GAME                  12/23/80
---------------------------------------------------------------------------
4324403          POST ASSEMBLY FOR PINBALL GAME                 04/13/82
---------------------------------------------------------------------------
4331324          LIFT DEVICE FOR PINBALL GAME                   05/25/82
---------------------------------------------------------------------------
4361827          VEHICLE ALARM SYSTEM                           11/30/82
---------------------------------------------------------------------------
4362300          CAP FOR PINBALL GAME REBOUND DEVICE            12/07/82
---------------------------------------------------------------------------
4382166          JOYSTICK WITH BUILT-IN FIRE BUTTON             05/03/83
---------------------------------------------------------------------------
4426081          DROP TARGET APPARATUS                          01/17/84
---------------------------------------------------------------------------
4470320          JOYSTICK ASSEMBLY WITH WEAR MEMBER             09/11/84
---------------------------------------------------------------------------
4473725          MODULAR JOYSTICK CONTROLLER                    09/25/84
---------------------------------------------------------------------------
4492830          JOYSTICK WITH SINGLE-LEAF SPRING SWITCH        01/08/85
---------------------------------------------------------------------------
4493992          ADAPTER CIRCUIT FOR TRACKBALL DEVICE           01/15/85
---------------------------------------------------------------------------
4505165          TRACKBALL DEVICE                               03/19/85
---------------------------------------------------------------------------
4558609          JOYSTICK CONTROLLER WITH INTERCHANGEABLE       12/17/85
                 HANDLES
---------------------------------------------------------------------------
5068498          JOYSTICK FOR MOUNTING ON DUAL-WIDTH            11/26/91
                 PANELS
---------------------------------------------------------------------------
5406040          JOYSTICK WITH IMPROVED ACTUATOR                04/11/95
---------------------------------------------------------------------------
4533092          VIDEO CASSETTE RAPID REWIND/FAST FORWARD       08/06/85
                 DEVICE
---------------------------------------------------------------------------
4628713          LOCK UP FOR VIDEOTAPE CASSETTES                12/16/86
---------------------------------------------------------------------------
4864272          JOYSTICK CONTROLLER                            09/05/89
===========================================================================

                           PATENTS

B.     Design Patents in the United States
       -----------------------------------

===================================================================
PAT. NO          TITLE                                  ISSUE DATE
-------------------------------------------------------------------
D269608          VIDEO GAME CONTROL UNIT                07/05/83
-------------------------------------------------------------------
D269609          VIDEO GAME                             07/05/83
-------------------------------------------------------------------
D272921          CONTROL FOR A VIDEO GAME OR THE LIKE   03/06/84
-------------------------------------------------------------------
D276247          CURSOR CONTROL                         11/06/84
-------------------------------------------------------------------
D278919          CONTROL FOR A VIDEO GAME OR THE LIKE   05/21/85
-------------------------------------------------------------------
D279202          CONTROL FOR A VIDEO GAME OR THE LIKE   06/11/85
-------------------------------------------------------------------
D279203          CONTROL FOR A VIDEO GAME               06/11/85
-------------------------------------------------------------------
D281164          MOUSE                                  10/29/85
-------------------------------------------------------------------
D285201          KEYBOARD INCLUDING TRACKBALL           08/19/86
-------------------------------------------------------------------
D289306          TRACKBALL                              04/14/87
-------------------------------------------------------------------
D291318          COMBINATION TRACKBALL AND MOUSE        08/11/87
-------------------------------------------------------------------
D291574          KEYBOARD INCLUDING TRACKBALL           08/25/87
-------------------------------------------------------------------
D292927          MOUSE FOR CONTROLLING THE CURSOR ON    11/24/87
                 COMPUTER DISPLAY SCREEN
-------------------------------------------------------------------
D303405          JOYSTICK                               09/12/89
-------------------------------------------------------------------
D303815          JOYSTICK                               10/03/89
-------------------------------------------------------------------
D311218          JOYSTICK                               10/09/90
===================================================================

                           PATENTS
                           -------

C.     Utility Patents in Foreign Countries
       ------------------------------------

======================================================================
COUNTRY    PAT.          TITLE                             ISSUE DATE
           NO.
----------------------------------------------------------------------
Canada     1182157       JOYSTICK WITH BUILT-IN FIRE       02/05/85
                                     BUTTON
----------------------------------------------------------------------
Canada     1192246       MODULAR JOYSTICK CONTROLLER       08/20/85
----------------------------------------------------------------------
Canada     1192285       TRACKBALL DEVICE                  08/20/85
======================================================================

                                    PATENTS

D.     Design Patents in Foreign Countries
       -----------------------------------

===============================================================================
COUNTRY          PAT. NO.         TITLE                             ISSUE DATE
-------------------------------------------------------------------------------
Benelux          10302            VIDEO GAME CONTROL UNIT             12/21/82
-------------------------------------------------------------------------------
France           824448           VIDEO GAME CONTROL UNIT             12/21/82
-------------------------------------------------------------------------------
France           883795           JOYSTICK                            06/10/88
-------------------------------------------------------------------------------
Germany          MR29904          JOYSTICK                            06/03/88
-------------------------------------------------------------------------------
Italy            34425            VIDEO GAME CONTROL UNIT             10/10/85
-------------------------------------------------------------------------------
Italy            53722            JOYSTICK                            03/22/90
-------------------------------------------------------------------------------
Sweden           45425            JOYSTICK                            04/05/89
-------------------------------------------------------------------------------
United           1010405          VIDEO GAME CONTROL UNIT             12/02/83
Kingdom
-------------------------------------------------------------------------------
United           1050881          JOYSTICK                            05/11/89
Kingdom
===============================================================================

                                   TRADEMARKS
                                   ----------

A.     Trademark Registrations in the United States
       --------------------------------------------

===============================================================================
REG. NO.         TITLE                                                  ISSUE
                                                                         DATE
-------------------------------------------------------------------------------
996355           WICO                                                 10/22/74
-------------------------------------------------------------------------------
1222886          WICO                                                 01/04/83
-------------------------------------------------------------------------------
1281665          FAMOUS RED BALL                                      06/12/84
-------------------------------------------------------------------------------
1281718          THE BOSS                                             06/12/84
-------------------------------------------------------------------------------
1281759          THE BOSS & DESIGN                                    06/12/84
-------------------------------------------------------------------------------
1302811          COMPUTER COMMAND                                     10/30/84
-------------------------------------------------------------------------------
1320239          WICO                                                 02/19/85
-------------------------------------------------------------------------------
1350421          WICO                                                 07/23/85
-------------------------------------------------------------------------------
1515790          THE SOURCE                                           12/06/88
-------------------------------------------------------------------------------
1533398          WONDER RUBBER                                        04/04/89
-------------------------------------------------------------------------------
1371945          ANIMATION STATION                                    11/19/85
-------------------------------------------------------------------------------
1657216          ICONTROLLER                                          09/17/91
===============================================================================

                                   TRADEMARKS
                                   ----------

B.     Trademark Registrations in Foreign Countries
       --------------------------------------------

===============================================================================
COUNTRY          REG. NO.         TITLE                                 ISSUE
                                                                         DATE
-------------------------------------------------------------------------------
Australia        A398201          WICO                                07/14/87
-------------------------------------------------------------------------------
Benelux          396313           WICO                                08/01/84
-------------------------------------------------------------------------------
Canada           369472           ERGOSTICK                           06/15/90
-------------------------------------------------------------------------------
Canada           282677           WICO                                08/26/83
-------------------------------------------------------------------------------
France           1507323          ERGOSTICK                           09/13/88
-------------------------------------------------------------------------------
Germany          1148916          ERGOSTICK                           11/02/89
-------------------------------------------------------------------------------
Ireland          109619           WICO                                06/18/85
-------------------------------------------------------------------------------
Italy            549559           ERGOSTICK                           09/24/91
-------------------------------------------------------------------------------
Italy            458421           WICO                                12/09/86
-------------------------------------------------------------------------------
Japan            2366643          ERGOSTICK                           12/25/91
-------------------------------------------------------------------------------
Japan            2044251          WICO                                04/26/88
-------------------------------------------------------------------------------
South            83/7702          WICO                                10/12/84
Africa
-------------------------------------------------------------------------------
Switzerland      319254           WICO                                12/31/82
-------------------------------------------------------------------------------
Taiwan           177658           WICO                                04/16/82
-------------------------------------------------------------------------------
United           1148636          WICO                                01/19/83
Kingdom
================================================================================

                                   COPYRIGHTS

================================================================================
REGISTRATION                                                        DATE OF
NUMBER                   TITLE OF WORK                             REGISTRATION

-------------------------------------------------------------------------------
TX333937                 1980 CATALOG                              09/24/79
-------------------------------------------------------------------------------
TX579372                 1981 CATALOG                              11/10/80
-------------------------------------------------------------------------------
TX787249                 1982 CATALOG                              10/21/81
-------------------------------------------------------------------------------
TX1009861                1983 CATALOG                              11/09/82
-------------------------------------------------------------------------------
TX1135147                ENGINEERING MANUAL                        06/10/83
-------------------------------------------------------------------------------
TX1135180                GAMING CATALOG                            06/10/83
-------------------------------------------------------------------------------
TX1226147                1984 CATALOG                              11/14/83
-------------------------------------------------------------------------------
TX1439886                1985 CATALOG                              10/01/84
-------------------------------------------------------------------------------
TX1505610                SMARTCARD MANUAL                          01/25/85
-------------------------------------------------------------------------------
TX1527504                SMARTBOARD MANUAL                         02/22/85
-------------------------------------------------------------------------------
TX1558602                SMARTBOARD COMPUTER PROGRAM               01/16/86
-------------------------------------------------------------------------------
TX1563157                PROGRAMMABLE CONTROLLER INTERFACE         01/22/85
                         - MODEL 2
-------------------------------------------------------------------------------
TX2254587                1988 CATALOG                              02/18/88
-------------------------------------------------------------------------------
TX2486350                1989 CATALOG                              01/17/89
-------------------------------------------------------------------------------
TX2501450                1986 CATALOG                              01/09/89
-------------------------------------------------------------------------------
TX2505847                1987 CATALOG                              02/10/89
-------------------------------------------------------------------------------
TX2679578                PENN-RAY SUTRA 1989 CATALOG               11/02/89
-------------------------------------------------------------------------------
TX2817176                1990 BOTTLING CATALOG                     05/07/90
-------------------------------------------------------------------------------
TX2824494                1990 GAMING CATALOG                       05/08/90
-------------------------------------------------------------------------------
TX2867802                1990 CATALOG                              06/25/90
-------------------------------------------------------------------------------
TX2955875                1991 CATALOG                              11/16/90
-------------------------------------------------------------------------------
TX3166052                PENN-RAY 1991 CATALOG                     10/01/91
-------------------------------------------------------------------------------
TX3206369                1992 CATALOG                              12/09/91
-------------------------------------------------------------------------------
TX3471201                1993 CATALOG                              01/14/93
-------------------------------------------------------------------------------
TX3700775                1994 VENDING SUPPLIES                     12/09/93
-------------------------------------------------------------------------------
TX3763663                1994 CATALOG                              12/01/93
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TX3842827                1995 CATALOG                              10/31/94
-------------------------------------------------------------------------------
TX3921909                1995 VENDING SUPPLIES                     10/31/94
===============================================================================

                                   EXHIBIT F

                                       TO

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                      Name Changes; Mergers; Acquisitions
                      -----------------------------------

WICO CORPORATION


I. Name Changes:

                    Original Name:                    "Wico

Holding Corp."

                   a) From "Wico Holding Corp." to "Wico
Distribution Corp." on April 26, 1988.

                   b) From "Wico Distribution Corp." to "Wico
Corporation" on August 7, 1990.


II. Mergers:

                   The following corporations merged into Wico
Corporation on the dates listed next to their names:

                   Wico Management & Development Corp. October 12, 1988
                   Suncom, Incorporated                June 29, 1989
                   Wico Nevada                         June 29, 1989

III. Acquisitions:

                   Penn-Ray Sutra Corp

                   WICO GAMING SUPPLY CORP.

I. Name Changes:
                   Original Name:                    "Wico I
Acquisition Co."

                   a) From "Wico I Acquisition Co." to "Wico
Gaming Supply Corp." on May 2, 1994.

II. Mergers:

                                      None

III. Acquisitions:

Acquisition of Langworthy Casino Supply, Inc. ("Langworthy"), a
Nevada corporation, pursuant to that certain Asset Purchase
Agreement by and among Wico I Acquisition Co., a Delaware corporation, Langworthy, and Donald Jarchow. The acquisition was consummated on June 20, 1994.

Acquisition of certain assets of Shuffle Master, Inc. was consummated on April 28, 1995.

                               WICO HOLDING CORP.

I. Name Changes:

                                      None

II. Acquisitions:

Merger with Conquest Airlines Corp., ("Conquest") pursuant to that certain Restated Agreement and Plan of Merger, dated as of June 8, 1994, by and among Conquest, CAC Acquisition, Inc., a Delaware corporation, and WICO Holding Corp., a Delaware corporation. A Certificate of Merger was filed with the Secretary of State of the State of Delaware on June 17, 1994.

                                   EXHIBIT G
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                     PERMITTED INDEBTEDNESS AND GUARANTEES
                     -------------------------------------


$168,996.11 Replacement Promissory Note dated April 28, 1995 by
Wico Gaming Supply Corp. in favor of Shuffle Master, Inc.

                                   EXHIBIT H
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                          PERMITTED SECURITY INTERESTS
                             LIENS AND ENCUMBRANCES
                             ----------------------


All obligations under the Security Agreement dated April 28, 1995 by Wico Gaming Supply Corp. in favor of Shuffle Master, Inc.